Guarantees, commitments and risks	12 Months Ended
Dec. 31, 2021
Guarantees, commitments and risks
Guarantees, commitments and risks

28 Guarantees, commitments and risks

Guarantees

(€ million)	December 31, 2021	December 31, 2020
Consolidated subsidiaries	6,432	4,758
Unconsolidated subsidiaries	190	176
Joint ventures and associates	3,358	3,800
Others	180	150
	10,160	8,884

Guarantees issued on behalf of consolidated subsidiaries primarily consisted of: (i) guarantees given to third parties relating to bid bonds and performance bonds for €3,601 million (€3,209 million at December 31,2020); (ii) independent guarantee contracts issued by the Exploration & Production segment primarily in relation to oil & gas activities for €943 million; (iii) independent guarantee contracts issued to third parties for the purchase of equity investments for €913 million. At December 31, 2021, the underlying commitment issued on behalf of consolidated subsidiaries covered by such guarantees was €6,267 million (€4,520 million at December 31, 2020).

Guarantees issued on behalf of joint ventures and associates primarily consisted of: (i) unsecured guarantees and other guarantees for €1,413 million (€1,533 million at December 31, 2020) issued towards banks and other lending institutions in relation to loans and lines of credit received related to guarantees issued as part of the Coral development project offshore Mozambique with respect to the financing agreements of the project with Export Credit Agencies and banks (€1,304 million at December 31, 2020); (ii) guarantees given to third parties relating to bid bonds and performance bonds for €1,764 million (€1,544 million at December 31, 2020), of which €1,260 million (€1,079 million at December 31, 2020) related to guarantees issued towards the contractors who are building a floating vessel for gas liquefaction and exportation (FLNG) as part of the Coral development project offshore Mozambique; (iii) during 2021 the unsecured guarantee of €499 million as of December 31, 2020, given by Eni SpA on behalf of the participated Saipem joint-venture to Treno Alta Velocità -- TAV SpA (now RFI -- Rete Ferroviaria Italiana SpA) for the proper and timely completion of a project for the construction of the MilanBologna fast track railway by the CEPAV (Consorzio Eni per l'Alta Velocità) Uno was canceled; (iv) a guarantee issued in favor of Gulf LNG Energy and Gulf LNG Pipeline and on behalf of Angola LNG Supply Service Llc (Eni's interest 13.60)% to cover contractual commitments of paying re-gasification fees for €179 million (€165 million at December 31, 2020). At December 31, 2021, the underlying commitment issued on behalf of joint ventures and associates covered by such guarantees was €1,816 million (€1,898 million at December 31, 2020).

Guarantees issued on behalf of third parties related for €157 million (€145 million at December 31, 2020) to the share of the guarantee attributable to the State oil Company of Mozambique ENH, which was assumed by Eni in favor of the consortium financing the construction of the Coral project FLNG vessel. At December 31, 2021, the underlying commitment issued on behalf of third parties covered by such guarantees was €124 million (€87 million at December 31, 2020).

As provided by the contract that regulates the petroleum activities in Area 4 offshore Mozambique, Eni SpA in its capacity as parent company of the operator has provided concurrently with the approval of the development plan of the reserves which are located exclusively within the concession area, an irrevocable and unconditional parent company guarantee in respect of any possible claims or any contractual breaches in connection with the petroleum activities to be carried out in the contractual area, including those activities in charge of the special purpose entities like Coral FLNG SA, to the benefit of the Government of Mozambique and third parties. The obligations of the guarantor towards the Government of Mozambique are unlimited (non-quantifiable commitments), whereas they provide a maximum liability of €1,324 million in respect of third-parties claims. This guarantee will be effective until the completion of any decommissioning activity related to both the development plan of Coral as well as any development plan to be executed within Area 4 (particularly the Mamba project). This parent company guarantee issued by Eni covering 100% of the aforementioned obligations was taken over by the other concessionaires (Kogas, Galp and ENH) and by ExxonMobil and CNPC shareholders of the joint venture Mozambique Rovuma Venture SpA, in proportion to their respective participating interest in Area 4.

Commitments and risks

(€ million)	December 31, 2021	December 31, 2020
Commitments	75,201	69,998
Risks	934	600
	76,135	70,598

Commitments related to: (i) parent company guarantees that were issued in connection with certain contractual commitments for hydrocarbon exploration and production activities and quantified, based on the capital expenditures to be incurred, to be €70,039 million (€64,294 million at December 31, 2020). The increase of €5,745 million was essentially determined by exchange rate differences; (ii) a parent company guarantee of €3,532 million (€3,260 million at December 31, 2020) given on behalf of Eni Abu Dhabi Refining & Trading BV following the Share Purchase Agreement to acquire from Abu Dhabi National Oil Company (ADNOC) a 20% equity interest in ADNOC Refining and the set-up of ADNOC Global Trading Ltd dedicated to marketing petroleum products. The parent company guarantee still outstanding has been issued to guarantee the obligations set out in the Shareholders Agreements and will remain in force as long as the investment is maintained; (iii) during 2021, the commitment of €1,672 mllion as of December 31, 2020, assumed by Eni USA Gas Marketing Llc towards Angola LNG Supply Service Llc for the purchase of volumes of re-gasified gas at the Pascagoula plant (United States) over a twenty-year period (until 2031) was ended definitively; (iv) a commitment of €385 million for the sale to Snam Rete Gas SpA of 49.9% of the investments held in Trans Tunisian Pipeline Company SpA and Transmediterranean Pipeline Co Ltd, companies that manage the international gas pipelines that connect Algeria to Italy; (v) a commitment of €262 million for the purchase of 20% of the project relating to Dogger Bank (C) wind farm in the North Sea; (vi) commitments of the Plenitude business line for the purchase of renewable energy projects in Spain and Greece for €250 million; (vii) the memorandum of intent signed with the Basilicata Region, whereby Eni has agreed to invest €106 million (€108 million at December 31, 2020) in the future, also on account of Shell Italia E&P SpA, in connection with Eni’s development plan of oilfields in Val d’Agri. The commitment has been included in the off-balance sheet contractual commitments in the following paragraph “Liquidity risk”; (viii) a commitment for €99 million of EniPower SpA for the purchase of two new gas turbines.

Risks relate to potential risks associated with: (i) contractual assurances given to acquirers of certain investments and businesses of Eni for €246 million (€230 million at December 31, 2020); (ii) assets of third parties under the custody of Eni for €688 million (€370 million at December 31, 2020).

Other commitments and risks

A parent company guarantee was issued on behalf of Cardón IV SA (Eni’s interest 50%), a joint venture operating the Perla gas field located in Venezuela, for the supply to PDVSA GAS of the volumes of gas produced by the field until the end of the concession agreement (2036). In case of failure on part of the operator to deliver the contractual gas volumes out of production, the claim under the guarantee will be determined by applying the local legislation. Eni’s share (50%) of the contractual volumes of gas to be delivered to PDVSA GAS amounted to a total of around €11 billion. Notwithstanding this amount does not properly represent the guarantee exposure, nonetheless such amount represents the maximum financial exposure at risk for Eni. A similar guarantee was issued by PDVSA on behalf of Eni for the fulfillment of the purchase commitments of the gas volumes by PDVSA GAS.

Other commitments include the agreements entered into for forestry initiatives, implemented within the low carbon strategy defined by the Company,concerning the commitments for the purchase, until 2038, of carbon credits produced and certified according to international standards by subjects specialized in forest conservation programs.

In the final months of 2021, the Saipem investment, jointly controlled by Eni (31.2)% and the Italian agency CDP, experienced a significant deterioration in the industrial performance as a consequence of incurred large contract works losses and assets impairment charges, which materially eroded net equity and negatively affected solvency and indebtdeness ratios. The worsening of the results compared to expectations was communicated to the market at the beginning of 2022. A new management team was appointed in March 2022 to prepare an industrial plan to restore profitability, boost the cash generation and reduce net borrowings. On those basis, the new management team is expected to design a financial and equity restructuring of the venture, which will entail a capital increase of €2 billion by the end of the year to which Eni will contribute in proportion to its interest (approximately €0.61 billion).

On February 5, 2021, EniServizi SpA (EniServizi) signed on behalf of Eni SpA (Eni) an addendum to the lease contract of a property to be built signed between Eni and the Management company of the real estate investment fund owner of the new complex under construction in San Donato Milanese (the Property), including the postponement of the delivery date of the property from July 28, 2020 to December 31, 2021. Since this new delivery date has not been met either, starting from January 1, 2022 Eni would have the right to apply penalties to the Property. In this context, the Property complained that the delays would not be entirely attributable to itself, at least for the construction of the building complex (not also for the public works), as the works were slowed down by several factors: (i) effects of the pandemic crisis; (ii) alleged defects found in relation to the preparatory works for the sale of the area; (iii) alleged design defects. Also on the basis of these complaints, with communications dated November and December 2021, the Property expressed its intention to charge EniServizi and/or Eni at least part of the requests that its contractor formulated towards the Property, equal to approximately €117 million at the balance sheet date.

In this regard, confirming the complete impartiality and neutrality of Eni and EniServizi with respect to the contractual relationships between the Property and its contractor (confirmed in several communications), the Company reaffirms the following:

● the delays relating to points i) and ii) have already been object of a settlement in the aforementioned agreement of February 5, 2021 and therefore reabsorbed in the delivery date of December 31, 2021;

● with regard to point iii), the Property in the purchase contract of the area declared to accept the project without any reservation or exception assuming all the consequent risks and responsibilities, as well as to not to be entitled to any higher payment, compensation or extension of terms for errors, omissions or other defects in the project.

The above concerns out-of-court communications between the parties, as no litigation has been initiated to date. At the moment, therefore, it is not known what could be the object, the reasons or the probative allegations of a possible legal action brought by the counterparty.

Eni is liable for certain non-quantifiable risks related to contractual guarantees given to acquirers of certain Eni assets, including businesses and investments, against certain contingent liabilities deriving from tax, social security contributions, environmental issues and other matters applicable to periods during which such assets were operated by Eni. Eni believes such matters will not have a material adverse effect on Eni’s results of operations and cash flow.

Risk factors

The following is the description of financial risks and their management and control. With reference to the issues related to credit risk, the parameters adopted for the determination of expected losses and, in particular, the estimates of the probability of default and the loss given default have been updated to take into account the impacts of COVID-19 and its related effects on the economic context.

As of December 31, 2021, the Company retains liquidity reserves that management deems enough to meet the financial obligations due in the next eighteen months. No significant effects were reported on hedging transactions connected to the impacts of COVID-19 on the economic context.

Financial risks

Financial risks are managed in respect of the guidelines issued by the Board of Directors of Eni SpA in its role of directing and setting the risk limits, targeting to align and centrally coordinate Group companies’ policies on financial risks (“Guidelines on financial risks management and control”). The “Guidelines” define for each financial risk the key components of the management and control process, such as the target of the risk management, the valuation methodology, the structure of limits, the relationship model and the hedging and mitigation instruments.

Market risk

Market risk is the possibility that changes in currency exchange rates, interest rates or commodity prices will adversely affect the value of the Group’s financial assets, liabilities or expected future cash flows. The Company actively manages market risk in accordance with a set of policies and guidelines that provide a centralized model of handling finance, treasury and risk management transactions based on the Company’s departments of operational finance: the parent company’s (Eni SpA) finance department, Eni Finance International SA and Banque Eni SA, which is subject to certain bank regulatory restrictions preventing the Group’s exposure to concentrations of credit risk, and Eni Trade & Biofuels SpA and Eni Global Energy Markets SpA that are in charge to execute certain activities relating to commodity derivatives. In particular, Eni Corporate finance department and Eni Finance International SA manage subsidiaries’ financing requirements in and outside Italy, respectively, covering funding requirements and using available surpluses. All transactions concerning currencies and derivative contracts on interest rates and currencies different from commodities of Eni are managed by Eni Corporate finance department, while Eni Trade & Biofuels SpA and Eni Global Energy Markets SpA execute the negotiation of commodity derivatives over the market. Eni SpA, Eni Trade & Biofuels SpA and Eni Global Energy Markets SpA (also through the subsidiary Eni Trading & Shipping Inc) perform trading activities in financial derivatives on external trading venues, such as European and non-European regulated markets, Multilateral Trading Facility (MTF), Organized Trading Facility (OTF), or similar and brokerage platforms (i.e. SEF), and over the counter on a bilateral basis with external counterparties. Other legal entities belonging to Eni that require financial derivatives enter into these transactions through Eni Trade & Biofuels SpA, Eni Global Energy Markets SpA and Eni SpA based on the relevant asset class expertise. Eni uses derivative financial instruments (derivatives) in order to minimize exposure to market risks related to fluctuations in exchange rates relating to those transactions denominated in a currency other than the functional currency (the euro) and interest rates, as well as to optimize exposure to commodity prices fluctuations taking into account the currency in which commodities are quoted. Eni monitors every activity in derivatives classified as risk-reducing directly or indirectly related to covered industrial assets, so as to effectively optimize the risk profile to which Eni is exposed or could be exposed. If the result of the monitoring shows those derivatives should not be considered as risk reducing, these derivatives are reclassified in proprietary trading. As proprietary trading is considered separately from the other activities in specific portfolios of Eni Trade & Biofuels SpA and Eni Global Energy Markets SpA, their exposure is subject to specific controls, both in terms of Value at Risk (VaR) and stop loss and in terms of nominal gross value. For Eni, the gross nominal value of proprietary trading activities is compared with the limits set by the relevant international standards. The framework defined by Eni’s policies and guidelines provides that the valuation and control of market risk is performed on the basis of maximum tolerable levels of risk exposure defined in terms of limits of stop loss, which expresses the maximum tolerable amount of losses associated with a certain portfolio of assets over a pre-defined time horizon; limits of revision strategy, which consist in the triggering of a revision process of the strategy in the event of exceeding the level of profit and loss given and VaR, which measures the maximum potential loss of the portfolio, given a certain confidence level and holding period, assuming adverse changes in market variables and taking into account the correlation among the different positions held in the portfolio. Eni’s finance department defines the maximum tolerable levels of risk exposure to changes in interest rates and foreign currency exchange rates in terms of VaR, pooling Group companies’ risk positions maximizing, when possible, the benefits of the netting activity. Eni’s calculation and valuation techniques for interest rate and foreign currency exchange rate risks are in accordance with banking standards, as established by the Basel Committee for bank activities surveillance. Tolerable levels of risk are based on a conservative approach, considering the industrial nature of the Company. Eni’s guidelines prescribe that Eni Group companies minimize such kinds of market risks by transferring risk exposure to the parent company finance department. Eni’s guidelines define rules to manage the commodity risk aiming at optimizing core activities and pursuing preset targets of stabilizing industrial and commercial margins. The maximum tolerable level of risk exposure is defined in terms of VaR, limits of revision strategy, stop loss and volumes in connection with exposure deriving from commercial activities, as well as exposure deriving from proprietary trading, exclusively managed by Eni Trade & Biofuels SpA and Eni Global Energy Markets SpA. Internal mandates to manage the commodity risk provide for a mechanism of allocation of the Group maximum tolerable risk level to each business unit. In this framework, Eni Trade & Biofuels SpA and Eni Global Energy Markets SpA, in addition to managing risk exposure associated with their own commercial activity and proprietary trading, pool the requests for negotiating commodity derivatives and execute them in the marketplace.

According to the targets of financial structure included in the financial plan approved by the Board of Directors, Eni decided to retain a cash reserve to face any extraordinary requirement. Eni’s finance department, with the aim of optimizing the efficiency and ensuring maximum protection of capital, manages such reserve and its immediate liquidity within the limits assigned. The management of strategic cash is part of the asset management pursued through transactions on own risk in view of optimizing financial returns, while respecting authorized risk levels, safeguarding the Company’s assets and retaining quick access to liquidity.

The four different market risks, whose management and control have been summarized above, are described below.

Market risk - Exchange rate

Exchange rate risk derives from the fact that Eni’s operations are conducted in currencies other than euro (mainly U.S. dollar). Revenues and expenses denominated in foreign currencies may be significantly affected by exchange rate fluctuations due to conversion differences on single transactions arising from the time lag existing between execution and definition of relevant contractual terms (economic risk) and conversion of foreign currency-denominated trade and financing payables and receivables (transactional risk). Exchange rate fluctuations affect the Group’s reported results and net equity as financial statements of subsidiaries denominated in currencies other than euro are translated from their functional currency into euro. Generally, an appreciation of U.S. dollar versus euro has a positive impact on Eni’s results of operations, and vice versa. Eni’s foreign exchange risk management policy is to minimize transactional exposures arising from foreign currency movements and to optimize exposures arising from commodity risk. Eni does not undertake any hedging activity for risks deriving from the translation of foreign currency denominated profits or assets and liabilities of subsidiaries, which prepare financial statements in a currency other than euro, except for single transactions to be evaluated on a case-by-case basis. Effective management of exchange rate risk is performed within Eni’s finance departments, which pool Group companies’ positions, hedging the Group net exposure by using certain derivatives, such as currency swaps, forwards and options. Such derivatives are evaluated at fair value based on market prices provided by specialized info-providers. The VaR techniques are based on variance/covariance simulation models and are used to monitor the risk exposure arising from possible future changes in market values over a 24-hour period within a 99% confidence level and a 20-day holding period.

Market risk - Interest rate

Changes in interest rates affect the market value of financial assets and liabilities of the Company and the level of finance charges. Eni’s interest rate risk management policy is to minimize risk with the aim to achieve financial structure objectives defined and approved in management’s “Finance plan”. The Group’s central departments pool borrowing requirements of the Group companies in order to manage net positions and fund portfolio developments consistent with management plan, thereby maintaining a level of risk exposure within prescribed limits. Eni enters into interest rate derivative transactions, in particular interest rate swaps, to effectively manage the balance between fixed and floating rate debt. Such derivatives are evaluated at fair value based on market prices provided from specialized sources. VaR deriving from interest rate exposure is measured daily based on a variance/covariance model, with a 99% confidence level and a 20-day holding period.

Market risk - Commodity

Price risk of commodities is identified as the possibility that fluctuations in the price of materials and basic products produce significant changes in Eni’s operating margins, determining an impact on the economic result such as to compromise the targets defined in the four-year plan and in the budget. The commodity price risk arises in connection with the following exposures: (i) strategic exposure: exposures directly identified by the Board of Directors as a result of strategic investment decisions or outside the planning horizon of risk management. These exposures include, for example, exposures associated with the program for the production of Oil & Gas reserves, long-term gas supply contracts for the portion not balanced by sales contracts (already stipulated or expected), the margin deriving from the chemical transformation process, the refining margin and long-term storage functional to the logistic-industrial activities; (ii) commercial exposure: concerns the exposures related to components underlying the contractual arrangements of industrial and commercial (contracted exposure) activities normally related to the time horizon of the four-year plan and budget, components not yet under contract but which will be with reasonable certainty (commitment exposure) and the relevant activities of risk management. Commercial exposures are characterized by a systematic risk management activity conducted based on risk/return assumptions by implementing one or more strategies and subjected to specific risk limits (VaR, revision strategy limits and stop loss). In particular, the commercial exposures include exposures subjected to asset-backed hedging activities, arising from the flexibility/optionality of assets; (iii) proprietary trading exposure: transactions carried out autonomously for speculative purposes in the short term and normally not aimed at delivery with the intention of exploiting favorable price movements, spreads and/or volatility implemented autonomously and carried out regardless of the exposures of the commercial portfolio or physical and contractual assets. They are usually carried out in the short term, not necessarily aimed at the delivery and carried out by using financial or similar instruments in accordance with specific limits of authorized risk (VaR, stop loss). Strategic risk is not subject to systematic activity of management/coverage that is eventually carried out only in case of specific market or business conditions. Because of the extraordinary nature, hedging activities related to strategic risks are delegated to the top management, previously authorized by the Board of Directors. With prior authorization from the Board of Directors, the exposures related to strategic risk can be used in combination with other commercial exposures in order to exploit opportunities for natural compensation between the risks (natural hedge) and consequently reduce the use of financial derivatives (by activating logics of internal market). With regard to exposures of a commercial nature, Eni's risk management target is to optimize the "core" activities and preserve the economic/financial results. Eni manages the commodity risk through the trading units (Eni Trade & Biofuels SpA and Eni Global Energy Markets SpA) and the exposure to commodity prices through the Group’s finance departments by using financial derivatives traded on the regulated markets MTF, OTF and financial derivatives traded over the counter (swaps, forward, contracts for differences and options on commodities) with the underlying commodities being crude oil, gas, refined products, power or emission certificates. Such financial derivatives are valued at fair value based on market prices provided from specialized sources or, absent market prices, based on estimates provided by brokers or suitable valuation techniques. VaR deriving from commodity exposure is measured daily based on a historical simulation technique, with a 95% confidence level and a one-day holding period.

Market risk - Strategic liquidity

Market risk deriving from liquidity management is identified as the possibility that changes in prices of financial instruments (bonds, money market instruments and mutual funds) affect the value of these instruments in case of sale or when they are valued at fair value in the financial statements. The setting up and maintenance of the liquidity reserve are mainly aimed to guarantee a proper financial flexibility. Liquidity should allow Eni to fund any extraordinary need (such as difficulty in access to credit, exogenous shock, macroeconomic environment, as well as merger and acquisitions) and must be dimensioned to provide a coverage of short-term debts and of medium and long-term finance debts due within a time horizon of 24 months. In order to manage the investment activity of the strategic liquidity, Eni defined a specific investment policy with aims and constraints in terms of financial activities and operational boundaries, as well as governance guidelines regulating management and control systems. In particular, strategic liquidity management is regulated in terms of VaR (measured based on a parametrical methodology with a one-day holding period and a 99% confidence level), stop loss and other operating limits in terms of concentration, issuing entity, business segment, country of emission, duration, ratings and type of investing instruments in portfolio, aimed to minimize market and liquidity risks. Financial leverage or short selling is not allowed. Activities in terms of strategic liquidity management started in the second half of the year 2013 (Euro portfolio) and throughout the course of the year 2017 (U.S. dollar portfolio). In 2021, the Strategic liquidity investment portfolio has maintained an average credit rating of A-/BBB+, in line with the year 2020.

The following tables show amounts in terms of VaR, recorded in 2021 (compared with 2020), relating to interest rate and exchange rate risks in the first section and commodity risk (aggregated by type of exposure). Regarding the management of strategic liquidity, the table reports the sensitivity to changes in interest rate.

(Value at risk - parametric method variance/covariance; holding period: 20 days; confidence level: 99%)

	2021				2020
(€ million)	High	Low	Average	At year end	High	Low	Average	At year end
Interest rate(a)	11.04	1.29	3.32	3.66	7.39	1.18	2.93	1.34
Exchange rate(a)	0.28	0.11	0.18	0.12	0.48	0.10	0.28	0.18
(a)

Value at risk deriving from interest and exchange rates exposures include the following finance departments: Eni Corporate Finance Department, Eni Finance International SA, Banque Eni SA and Eni Finance USA Inc.

(Value at risk — Historic simulation method; holding period: 1 day; confidence level: 95%)

	2021				2020
(€ million)	High	Low	Average	At year end	High	Low	Average	At year end
Commercial exposures – Management Portfolio(a)	42.76	2.91	23.80	2.91	16.10	3.02	8.50	3.02
Trading (b)	1.03	0.12	0.37	0.20	1.57	0.10	0.52	0.25
(a)

Refers to Global Gas & LNG Portfolio business area, Power Generation & Marketing, Green\Traditional Refining & Marketing, Eni gas e luce, Eni Trading & Biofuels, Eni Global Energy Markets (commercial portfolio). VaR is calculated on the so-called Statutory view, with a time horizon that coincides with the year considering all the volumes delivered in the year and the relevant financial hedging derivatives. Consequently, during the year the VaR pertaining to GGP, Power G&M, GTR&M and EGL during the year presents a decreasing trend following the progressive reaching of the maturity of the positions within the annual horizon.

(b)

Cross-commodity proprietary trading, through financial instruments, refers to Eni Trading & Biofuels and Eni Global Energy Markets (London-Bruxelles-Singapore) and Eni Trading & Shipping Inc (Houston).

(Sensitivity — Dollar value of 1 basis point — DVBP)

	2021				2020
(€ million)	High	Low	Average	At year end	High	Low	Average	At year end
Strategic liquidity(a)	0.40	0.29	0.33	0.30	0.37	0.29	0.32	0.30
(a)	Management of strategic liquidity portfolio starting from July 2013.

(Sensitivity — Dollar value of 1 basis point — DVBP)

	2021				2020
(€ million)	High	Low	Average	At year end	High	Low	Average	At year end
Strategic liquidity(a)	0.14	0.05	0.11	0.13	0.07	0.03	0.05	0.05
(a)	Management of strategic liquidity portfolio in $ currency starting from August 2017.

Credit risk

Credit risk is the potential exposure of the Group to losses in case counterparties fail to perform or pay amounts due. Eni defined credit risk management policies consistent with the nature and characteristics of the counterparties of commercial and financial transactions regarding the centralized finance model. The Company adopted a model to quantify and control the credit risk based on the evaluation of the expected loss which represents the probability of default and the capacity to recover credits in default that is estimated through the so-called Loss Given Default. In the credit risk management and control model, credit exposures are distinguished by commercial nature, in relation to sales contracts on commodities related to Eni’s businesses, and by financial nature, in relation to the financial instruments used by Eni, such as deposits, derivatives and securities.

Credit risk for commercial exposures

Credit risk arising from commercial counterparties is managed by the business units and by the specialized corporate finance and dedicated administration departments and is operated based on formal procedures for the assessment of commercial counterparties, the monitoring of credit exposures, credit recovery activities and disputes. At a corporate level, the general guidelines and methodologies for quantifying and controlling customer risk are defined, in particular the riskiness of commercial counterparties is assessed through an internal rating model that combines different default factors deriving from economic variables, financial indicators, payment experiences and information from specialized primary info providers. The probability of default related to State Entities or their closely related counterparties (e.g. National Oil Company), essentially represented by the probability of late payments, is determined by using the country risk premiums adopted for the purposes of the determination of the WACCs for the impairment of non-financial assets. Finally, for retail positions without specific ratings, risk is determined by distinguishing customers in homogeneous risk clusters based on historical series of data relating to payments, periodically updated.

Credit risk for financial exposures

With regard to credit risk arising from financial counterparties deriving from current and strategic use of liquidity, derivative contracts and transactions with underlying financial assets valued at fair value, Eni has established internal policies providing exposure control and concentration through maximum credit risk limits corresponding to different classes of financial counterparties defined by the Company’s Board of Directors and based on ratings provided for by primary credit rating agencies. Credit risk arising from financial counterparties is managed by the Eni’s operating finance departments, Eni Global Energy Markets SpA (EGEM), Eni Trade & Biofuels SpA (ETB) and Eni Trading & Shipping Inc (ETS Inc) specifically for commodity derivatives transactions, as well as by companies and business areas limitedly to physical transactions with financial counterparties, consistently with the Group centralized finance model. Eligible financial counterparties are closely monitored by each counterpart and by group of belonging to check exposures against the limits assigned daily and the expected loss analysis and the concentration periodically.

Liquidity risk

Liquidity risk is the risk that suitable sources of funding for the Group may not be available, or the Group is unable to sell its assets in the marketplace in order to meet short-term finance requirements and to settle obligations. Such a situation would negatively affect Group results, as it would result in the Company incurring higher borrowing expenses to meet its obligations or under the worst of conditions the inability of the Company to continue as a going concern. Eni’s risk management targets include the maintaining of an adequate level of liquidity readily available to deal with external shocks (drastic changes in the scenario, restrictions on access to capital markets, etc.) or to ensure an adequate level of operational flexibility for the development programs of the Company. The strategic liquidity reserve is employed in short-term marketable financial assets, favoring investments with very low risk profile. At present, the Group believes to have access to sufficient funding to meet the current foreseeable borrowing requirements due to available cash on hand financial assets and lines of credit and the access to a wide range of funding opportunities which can be activated at competitive costs through the credit system and capital markets.

Due to the increased volatility of commodity markets and the related higher financial commitment linked to the margin of commodity derivatives, Eni has further strengthened its financial flexibility through the activation of new financing lines.

Eni has in place a program for the issuance of Euro Medium Term Notes up to €20 billion, of which about €16.4 billion were drawn as of December 31, 2021 (€14.1 billion drawn by Eni SpA). The Group has credit ratings of A- outlook Stable and A-2, respectively, for long and short-term debt, assigned by Standard & Poor’s; Baa1 outlook stable and P-2, respectively, for long and short-term debt, assigned by Moody’s; A- outlook stable and F1, respectively for long and short-term debt, assigned by Fitch. Eni’s credit rating is linked, in addition to the Company’s industrial fundamentals and trends in the trading environment, to the sovereign credit rating of Italy. Based on the methodologies used by the credit rating agencies, a downgrade of Italy’s credit rating may trigger a potential knock-on effect on the credit rating of Italian issuers such as Eni. During 2021, S&P revised Eni's outlook from negative to stable.

In May 2021, Eni placed two euro-denominated perpetual subordinated hybrid bond issues for an aggregate nominal amount of €2 billion, in addition to those already issued in October 2020 for an aggregate nominal amount of €3 billion. These are perpetual instruments with an early repayment option in favor of the issuer and classified under IFRS as equity instruments. The rating agencies assigned to the bonds the following ratings Baa3 / BBB / BBB (Moody’s / S&P / Fitch) and an “equity credit” of 50%.

As part of the Euro Medium Term Notes program, in 2021, Eni issued a sustainability-linked bond for a nominal amount of €1 billion linked to the achievement of sustainability targets concerning Net Carbon Footprint Upstream (Scope 1 and 2) and renewable energy installed capacity.

As of December 31, 2021, Eni maintained short-term uncommitted unused borrowing facilities of €6,207 million. Total committed credit lines amounted to €5,114 million (of which €5,000 million pertaining to Eni SpA) of which €2,835 million unused. These facilities bore interest rates and fees for unused facilities that reflected prevailing market conditions.

Expected payments for financial debts and lease liabilities

The table below summarizes the Group main contractual obligations for finance debt and lease liability repayments, including expected payments for interest charges and liabilities for derivative financial instruments.

	Maturity year
						2027 and
(€ million)	2022	2023	2024	2025	2026	thereafter	Total
December 31, 2021
Non-current financial liabilities (including the current portion)	1,903	4,339	2,272	2,616	3,910	10,668	25,708
Current financial liabilities	2,299	—	—	—	—	—	2,299
Lease liabilities	920	688	565	508	481	2,147	5,309
Fair value of derivative instruments	12,911	3	61	—	23	28	13,026
	18,033	5,030	2,898	3,124	4,414	12,843	46,342
Interest on finance debt	475	462	386	359	286	905	2,873
Interest on lease liabilities	282	247	214	184	155	681	1,763
	757	709	600	543	441	1,586	4,636
Financial guarantees	1,599	—	—	—	—	—	1,599

	Maturity year
						2026 and
(€ million)	2021	2022	2023	2024	2025	thereafter	Total
December 31, 2020
Non-current financial liabilities (including the current portion)	1,697	1,518	3,469	2,049	2,730	12,232	23,695
Current financial liabilities	2,882	—	—	—	—	—	2,882
Lease liabilities	815	593	503	442	413	2,218	4,984
Fair value of derivative instruments	1,609	26	13	50	—	73	1,771
	7,003	2,137	3,985	2,541	3,143	14,523	33,332
Interest on finance debt	502	473	461	387	360	1,164	3,347
Interest on lease liabilities	295	252	219	192	165	748	1,871
	797	725	680	579	525	1,912	5,218
Financial guarantees	1,072	—	—	—	—	—	1,072

Liabilities for leased assets including interest charges for €2,370 million (€2,429 million at December 31, 2020) pertained to the share of joint operators participating in unincorporated joint operation operated by Eni which will be recovered through a partner-billing process.

Expected payments for trade and other payables

The table below presents the timing of the expenditures for trade and other payables.

	Maturity year
			2027 and
(€ million)	2022	2023 – 2026	thereafter	Total
December 31, 2021
Trade payables	16,795	—	—	16,795
Other payables and advances	4,925	112	109	5,146
	21,720	112	109	21,941

	Maturity year
			2026 and
(€ million)	2021	2022 – 2025	thereafter	Total
December 31, 2020
Trade payables	8,679	—	—	8,679
Other payables and advances	4,257	111	94	4,462
	12,936	111	94	13,141

Expected payments under contractual obligations[26]

In addition to lease, financial, trade and other liabilities represented in the balance sheet, the Company is subject to non-cancellable contractual obligations or obligations, the cancellation of which requires the payment of a penalty. These obligations will require cash settlements in future reporting periods. These liabilities are valued based on the net cost for the company to fulfill the contract, which consists of the lowest amount between the costs for the fulfillment of the contractual obligation and the contractual compensation/penalty in the event of non-performance.

The Company’s main contractual obligations at the balance sheet date comprise take-or-pay clauses contained in the Company’s gas supply contracts or shipping arrangements, whereby the Company obligations consist of off-taking minimum quantities of product or service or, in case of failure, paying the corresponding cash amount that entitles the Company the right to collect the product or the service in future years. The amounts due were calculated on the basis of the assumptions for gas prices and services included in the four-year industrial plan approved by the Company's management and for subsequent years on the basis of management's long-term assumptions.

The table below summarizes the Group principal contractual obligations for the main existing contractual obligations as of the balance sheet date, shown on an undiscounted basis. Amounts expected to be paid in 2022 for decommissioning oil & gas assets and for environmental clean-up and remediation are based on management’s estimates and do not represent financial obligations at the closing date.

[26] Contractual obligations related to employee benefits are indicated in note 22 - Provisions for employee benefits.

	Maturity year
						2027 and
(€ million)	2022	2023	2024	2025	2026	thereafter	Total
Decommissioning liabilities(a)	370	298	448	377	436	10,594	12,523
Environmental liabilities	376	346	297	245	178	706	2,148
Purchase obligations(b)	28,862	20,394	17,062	13,873	11,157	67,751	159,099
- Gas
. take-or-pay contracts	25,874	19,547	16,344	13,483	10,934	67,377	153,559
. ship-or-pay contracts	866	487	443	379	217	351	2,743
- Other purchase obligations	2,122	360	275	11	6	23	2,797
Other obligations	2	—	—	—	—	104	106
- Memorandum of intent - Val d’Agri	2	—	—	—	—	104	106
Total (c)	29,610	21,038	17,807	14,495	11,771	79,155	173,876
(a)	Represents the estimated future costs for the decommissioning of oil and natural gas production facilities at the end of the producing lives of fields, well-plugging, abandonment and site restoration.
(b)	Represents any agreement to purchase goods or services that is enforceable and legally binding and that specifies all significant terms.
(c)	Total future payments for contractual commiments includes obligations of companies held for sale for €67 million.

Capital investment and capital expenditure commitments

In the next four years, Eni expects capital investments and capital expenditures of €28.1 billion. The table below summarizes Eni's full-life capital expenditure commitments for property, plant and equipment and capital projects at the closing date. A project is considered to be committed when it has received the appropriate level of internal management approval and for which procurement contracts have usually altready been awarded or are being awarded.

The amounts shown in the table below include committed expenditures to execute certain environmental projects.

	Maturity year
					2026 and
(€ million)	2022	2023	2024	2025	thereafter	Total
Committed projects	5,107	3,712	2,273	1,420	2,336	14,848

Other information about financial instruments

	2021			2020
		Income (expense)			Income (expense)
		recognized in			recognized in
		Profit			Profit
	Carrying	and loss		Carrying	and loss
(€ million)	amount	account	OCI	amount	account	OCI
Financial instruments at fair value with effects recognized in profit and loss account
Financial assets held for trading(a)	6,301	11	—	5,502	31	—
Non-hedging and trading derivatives(b)	(611)	597	—	(19)	(415)	—
Other investments valued at fair value(c)	1,294	230	105	957	150	24
Receivables and payables and other assets/liabilities valued at amortized cost
Trade receivables and other(d)	19,124	(226)	—	10,955	(213)	—
Financing receivables(e)	6,140	39	—	1,207	99	—
Securities(a)	53	—	—	55	—	—
Trade payables and other(a)	21,941	(80)	—	13,141	(31)	—
Financing payables(f)	27,794	(250)	—	26,686	(632)	—
Net assets (liabilities) for hedging derivatives(g)	96	(215)	(1,264)	(52)	(941)	661
(a)	Income or expense were recognized in the profit and loss account within "Finance income (expense)".
(b)

In the profit and loss account, economic effects were recognized as income within "Other operating income (loss)” for €903 million (expense for €766 million in 2020) and as expense within “Finance income (expense)" for €306 million (income for €351 million in 2020).

(c)	Income or expense were recognized in the profit and loss account within "Income (expense) from investments - Dividends".
(d)

Income or expense were recognized in the profit and loss account as net impairment losses within "Net (impairment losses) reversal of trade and other receivables" for €279 million (net impairment losses for €226 million in 2020) and as income within "Finance income (expense)" for €53 million (income for €13 million in 2020), including interest income calculated on the basis of the effective interest rate of €18 million (interest income for €22 million in 2020).

(e)

In the profit and loss account, income or expense were recognized as income within "Finance income (expense)", including interest income calculated on the basis of the effective interest rate of €53 million (income for €92 million in 2020) and net impairment losses for €25 million (net impairment losses for €1 million in 2020).

(f)

In the profit and loss account, income or expense were recognized as expense within "Finance income (expense)", including interest expense calculated on the basis of the effective interest rate of €487 million (interest expense for €531 million in 2020).

(g)	In the profit and loss account, income or expense were recognized within "Sales from operations" and "Purchase, services and other".

Disclosures about the offsetting of financial instruments

		Gross amount
		of financial
	Gross amount	assets and	Net amount of
	of financial	liabilities	financial
	assets and	subject to	assets and
(€ million)	liabilities	offsetting	liabilities
December 31, 2021
Financial assets
Trade and other receivables	20,461	1,611	18,850
Other current assets	20,791	7,157	13,634
Other non-current assets	1,031	2	1,029
Financial liabilities
Trade and other liabilities	23,331	1,611	21,720
Other current liabilities	22,913	7,157	15,756
Other non-current liabilities	2,248	2	2,246

December 31, 2020
Financial assets
Trade and other receivables	11,681	755	10,926
Other current assets	3,719	1,033	2,686
Other non-current assets	1,253	—	1,253
Financial liabilities
Trade and other liabilities	13,691	755	12,936
Other current liabilities	5,905	1,033	4,872
Other non-current liabilities	1,877	—	1,877

The offsetting of financial assets and liabilities related to: (i) receivables and payables pertaining to the Exploration & Production segment towards state entities for €1,540 million (€753 million at December 31, 2020) and trade receivables and trade payables pertaining to Eni Trading & Shipping Inc for €71 million (€2 million at December 31, 2020); (ii) other current and non-current assets and liabilities for derivative financial instruments of €7,159 million (€1,033 million at December 31, 2020).

Legal Proceedings

Eni is a party in a number of civil actions and administrative arbitral and other judicial proceedings arising in the ordinary course of business. Based on information available to date, taking into account the existing risk provisions disclosed in note 21 — Provisions and that in some instances it is not possible to make a reliable estimate of contingency losses, Eni believes that the foregoing will likely not have a material adverse effect on the Group Consolidated Financial Statements.

In addition to proceedings arising in the ordinary course of business referred to above, Eni is party to other proceedings, and a description of the most significant proceedings currently pending is provided in the following paragraphs. Generally, and unless otherwise indicated, these legal proceedings have not been provisioned because Eni believes a negative outcome to be unlikely or because the amount of the provision cannot be estimated reliably.

1. Environment, health and safety

1.1 Criminal proceedings in the matters of environment, health and safety

(i)Eni Rewind SpA (company incorporating EniChem Agricoltura SpA — Agricoltura SpA in liquidation — EniChem Augusta Industriale Srl — Fosfotec Srl) — Proceeding about the industrial site of Crotone. In 2010 a criminal proceeding started before the Public Prosecutor of Crotone relating to allegations of environmental disaster, poisoning of substances used in the food chain and omitted clean-up due to the activity at a landfill site which was taken over by Eni in 1991. Subsequently to Eni’s takeover, any activity for waste conferral was stopped. The defendants are certain managers of Eni Group companies, that have managed the landfill since 1991. The Municipality of Crotone is acting as plaintiff. In March 2019, the public prosecutor requested the acquittal of all defendants. The proceeding is ongoing.  Although the public prosecutor requested the acquittal of all the defendants, on January 17, 2020, the Court asked the Public Prosecutor to amend the charges in order to clarify the modalities and timing of each alleged conduct. At the preliminary hearing of July 1, 2020, the Court acquitted all the defendants, some for not having committed the alleged crime and others for expiration of the statute of limitations. The Company therefore decided to appeal the decision to obtain an acquittal on the merits also in relation to the positions of the former managers of the Eni Group acquitted due to expiration of the statute of limitations. The decision on the appeal is pending.

(ii)Eni Rewind SpA – Crotone omitted clean-up. In April 2017, a new criminal case was opened by the Public Prosecutor of Crotone relating to reclamation activities at the Crotone site. Meanwhile, in the first half of 2018, the new clean-up project presented by the Company was deemed feasible by the Italian Ministry for the Environment. Pending the decision of the Public Prosecutor, a defense brief was filed to summarize the activity carried out by the subsidiary Eni Rewind SpA (former Syndial SpA) in terms of reclamation, pointing to willingness of executing a decisive plan of action, and to obtain the dismissal of the criminal proceedings. On March 3, 2020, the Ministerial Decree approving the POB Phase 2 was issued. The Public Prosecutor has submitted a filing request and the judge for the preliminary investigations has set a chamber hearing. By a court order of January 10, 2022, new investigations have been requested, assigning a four-month term to the Public Prosecutor for their conduct.

(iii)Eni Rewind SpA and Versalis SpA — Porto Torres dock. In 2012, following a request of the Public Prosecutor of Sassari, an Italian court ordered presentation of evidence relating to the functioning of the hydraulic barrier of Porto Torres site (ran by Eni Rewind SpA) and its capacity to avoid the dispersion of contamination released by the site into the nearby sea. Eni Rewind and Versalis were notified that its chief executive officers and certain other managers were being investigated. The Public Prosecutor of the Municipality of Sassari requested that these individuals stand trial. The plaintiffs, the Ministry for Environment and the Sardinia Region claimed environmental damage in an amount of €1.5 billion. Other parties referred to the judge's equitable assessment. At a hearing in July 2016, the court acquitted all defendants of Eni Rewind and Versalis with respect to the crimes of environmental disaster. Three Eni Rewind managers were found guilty of environmental disaster relating to the period limited to August 2010 — January 2011 and sentenced to one-year prison, with a suspended sentence. Eni Rewind filed an appeal against this decision. The trial before the Second Instance Court of Cagliari ended on December 14, 2021 with the confirmation of first-degree sentence, also in relation to the civil rulings. The merits of the sentence are yet to be made public for the purposes of the related appeal.

(iv)Eni Rewind SpA - The illegal landfill in Minciaredda area, Porto Torres site. The Court of Sassari, on request of the Public Prosecutor, seized the Minciaredda landfill area, near the western border of the Porto Torres site (Minciaredda area). All the indicted have been served a notice of investigation for alleged crimes of carrying out illegal waste disposal and environmental disaster. The seizure order also involved Eni Rewind pursuant to Legislative Decree No. 231/01, whereby companies are liable for the crimes committed by their employees when performing their duties. The court determined that Eni Rewind can be sued for civil liability and resolved that all defendants and the Eni subsidiary be put on trial before the Court of Sassari.

Upon start of the trial, the Italian Ministry for Energy Transition (MITE) was allowed to enter the judgment as plaintiff and the Court declared invalid the indictment decree against Eni Rewind as entity liable pursuant to Legislative Decree No. 231/01, returning the case to the judge of the preliminary hearing, who subsequently issued the decree setting a new preliminary hearing scheduled for March 31, 2022. The hearing against the defendants is in progress.

(v)Eni Rewind SpA — The Phosphate deposit at Porto Torres site. In 2015, the Court of Sassari, accepting a request of the Public Prosecutor of Sassari, seized — as a preventive measure — the area of “Palte Fosfatiche” (phosphates deposit) located on the territory of Porto Torres site, in relation to alleged crimes of environmental disaster, carrying out of unauthorized disposal of hazardous wastes and other environmental crimes. Eni Rewind SpA is being investigated pursuant to Legislative Decree No. 231/01. In November 2019, a request for referral to trial was served on the Eni subsidiary. The preliminary hearing was held on September 9, 2020. At the outcome of the preliminary hearing, during which the municipality of Porto Torres filed a civil action, the Judge pronounced against all the defendants a sentence of no place to proceed due to the statute of limitation in relation to the crimes of unauthorized management of landfills and disposal of hazardous wastes as well as against Eni Rewind SpA in relation to the liability pursuant to Legislative Decree No. 231/01. The Judge also ordered the indictment of the defendants before the Court of Sassari, at the hearing on May 28, 2021, limited to the alleged crime of environmental disaster.

Upon start of the trial, the MITE was allowed to enter the judgment as plaintiff.The Court, accepting the defense's objections, declared the indictment invalid and returned the case to the judge of the preliminary hearing. A hearing before the judge is pending.

(vi) Eni Rewind SpA — Proceeding relating to the asbestos at the Ravenna site. A criminal proceeding is pending before the Tribunal of Ravenna relating to the crimes of culpable manslaughter, injuries and environmental disaster, which have been allegedly committed by former Eni Rewind employees at the site of Ravenna. The site was acquired by Eni Rewind following a number of corporate mergers and acquisitions. The alleged crimes date back to 1991. In the proceeding there are 75 alleged victims. The plaintiffs include relatives of the alleged victims, various local administrations, and other institutional bodies, including local trade unions. Eni Rewind asserted the statute of limitations as a defense to the instance of environmental disaster for certain instances of diseases and deaths. The court at Ravenna decided that all defendants would stand trial and held that the statute of limitations only applied with reference to certain instances of crime of culpable injury. Eni Rewind reached some settlements. In November 2016, the Judge acquitted the defendants in all the contested cases except for one, an asbestos case, for which a conviction was handed down. The defendants, the Prosecutor and the plaintiffs appealed the decision; the second instance judge ordered a complex inquiry. Eni’s defenders recused a member of the expert panel who conducted the inquiry, and the Second Instance Court rejected the request for recusal with an order subsequently canceled by the Third Instance Court. On the referral, at the request of Eni’s lawyers, the Court of Appeals of Bologna, given the different composition of the judging panel, ordered the renewal of the appeal trial and, consequently, the subsequent revocation of the order with which it had initially ordered the inquiry. On May 25, 2020 the Court acquitted the defendants and the persons sued for damages in relation to 74 cases of mesothelioma, lung cancer, pleural plaques and asbestosis, took note of the res judicata with regards to the acquittal for the disaster complaint while confirming the conviction for one case of asbestosis. The Court also declared inadmissible the appeal of several claimants. The Company filed an appeal with the Third Instance Court against the conviction for asbestosis; some claimants challenged the acquittal for the other pathologies.

On November 24, 2021, the Third Instance Court: (i) annulled, without postponement, the contested sentence against a defendant for extinction of the crime; (ii) annulled without referral to the criminal effects the sentence contested for the crime of negligent injury in relation to the case of asbestosis because it fell under statute of limitations, rejecting the appeals of Eni’s lawyers for civil purposes; (iii) rejected the appeals of the civil parties. Therefore, the criminal proceeding is closed but any subsequent litigation for civil liability may be initiated.

(vii) Raffineria di Gela SpA and Eni Mediterranea Idrocarburi SpA — Alleged environmental disaster. A criminal proceeding is pending in relation to crimes allegedly committed by the managers of the Raffineria di Gela SpA and EniMed SpA relating to environmental disaster, unauthorized waste disposal and unauthorized spill of industrial wastewater. The Gela Refinery has been prosecuted for administrative offence pursuant to Legislative Decree No. 231/01. This criminal proceeding initially regarded soil pollution allegedly caused by spills from 14 tanks of the refinery storage, which had not been provided with double bottoms, and pollution of the sea water near the coastal area adjacent to the site due to the failure of the barrier system implemented as part of the clean-up activities conducted at the site. At the closing of the preliminary investigation, the Public Prosecutor of Gela merged into this proceeding the other investigations related to the pollution that occurred at the other sites of the Gela refinery as well as hydrocarbon spills at facilities of EniMed. The proceeding is ongoing.

(viii) Val d’Agri. In March 2016, the Public Prosecutors of Potenza started a criminal investigation into alleged illegal handling of waste material produced at the Viggiano oil center (COVA), part of the Eni operated Val d’Agri oil complex. After a two-year investigation, the Prosecutors ordered the house arrest of 5 Eni employees and the seizure of certain plants functional to the production activity of the Val d’Agri complex which, consequently, was shut down. From the commencement of the investigation, Eni has carried out several technical and environmental surveys, with the support of independent experts of international standing, who found a full compliance of the plant and the industrial process with the requirements of the applicable laws, as well as with best available technologies and international best practices. The Company implemented certain corrective measures to upgrade plants which were intended to address the claims made by the Public Prosecutor about an alleged operation of blending which would have occurred during normal plant functioning. Those corrective measures were favorably reviewed by the Public Prosecutor. The Company restarted the plant in August 2016. In relation to the criminal proceeding, the Public Prosecutor’s Office requested the indictment of all the defendants for alleged illegal trafficking of waste, violation of the prohibition of mixing waste, unauthorized management of waste and other violations, and the Company for administrative offenses pursuant to Legislative Decree No. 231/01. The trial started in November 2017. At the conclusion of the preliminary hearings, the Court of Potenza, on March 10, 2021, acquitted all the defendants in relation to the allegation of false statements in an administrative deed, while in relation to the alleged administrative offenses, the Court found that there was no need to proceed due to the statute of limitations. Finally, in relation to the alleged crime of illegal trafficking of waste, the Court acquitted two former employees of the Southern District for not having committed the crime, convicted six former officials of the same District with suspension of the sentence and sentenced Eni pursuant to Legislative Decree No. 231/01 to pay a fine of € 700,000, with the contextual confiscation of a sum of € 44,248,071 deemed to constitute the unfair profit obtained from the crime, from which Eni will deduct the amount incurred for the plant upgrade carried out in 2016.

Following the filing of the merits of the sentence by the Court, an appeal was promptly filed against all the condemnations and the setting of the appeal judgment is pending.

(ix)Eni SpA - Health investigation related to the COVA center. Beside the criminal proceeding for illegal trafficking of waste, the Public Prosecutor of Potenza started another investigation in relation to alleged health violations. The Public Prosecutor requested the formal opening of an investigation with respect to nine people in relation to alleged violations of the rules providing for the preparation of a Risk Assessment Document of the working conditions at the Val d’Agri Oil Center (COVA). In March 2017, following the request of the consultant of the Prosecutor, the Labor Inspectorate of Potenza issued a fine against the employers of the COVA for omitted and incomplete assessment of the chemical risks for the COVA center. In October 2017, the Prosecutor’s Office changed the criminal allegations to disaster, murder and negligent personal injury, also alleging breaches of health and safety regulations. The proceeding is ongoing.

(x)Proceeding Val d’Agri — Tank spill. In February 2017, the Italian police department of Potenza found a stream of water contaminated by hydrocarbon traces of unknown origin, flowing inside a small shaft located outside the COVA. Eni carried out activities at the COVA aimed at determining the origin of the contamination and identified the cause in a failure of a tank (the "D" tank) outside of the COVA, that presented a risk of extension of the contamination in the downstream area of the plant. In executing these activities, Eni performed all the communications provided for by Legislative Decree No. 152/06 and started certain emergency safe-keeping operations at the areas subject to potential contamination outside the COVA. Furthermore, the characterization plan of the areas inside and outside the COVA was approved by the relevant authorities, to which the Risk Analysis document was subsequently submitted. Following this event, a criminal investigation was initiated in order to ascertain whether there had been illegal environmental disaster by the former COVA officers, the Operation Managers in charge since 2011 and the HSE Manager in charge at the time of the accident, and also against Eni in relation to the same offense pursuant to Legislative Decree No. 231/01 and of some public officials belonging to local administrations for official misconduct, false and fraudulent public statements committed in 2014 and of the crime for environmental disaster and of culpable conduct committed in February 2017. The Company has paid damages of an immaterial amount almost to all the landlords of areas close to the COVA, which were affected by a spillover. Discussions are ongoing with other claimants. The likely disbursements relating to these transactions have been provisioned. In February 2018, Eni contested the reports presented in October and in December 2017 by the Italian Fire Department stating that it does not consider itself obliged to carry out the integration required, considering that the data acquired in the area affected by the event indicate, according to Eni’s assessments, that the loss was promptly and efficiently controlled and there were no situations of serious danger to human health and the environment. In April 2019, precautionary measures were ordered against three Eni employees at the COVA which, following an appeal, were canceled by the Third Instance Court. In September 2019, the Public Prosecutor requested one of those employees to be put on trial with expedited proceeding, accepted by the Judge for preliminary investigations. The judgment was suspended in order to allow the continuation of the environmental clean-up and reclamation of the site. As part of the concomitant procedure against the remaining employees and Eni as the legal entity being held liable pursuant to Legislative Decree No. 231/01, the Public Prosecutor, after issuing a notice of conclusion of the preliminary investigations, made a request for indictment. At the outcome of the preliminary hearing, with reference to the imputation to Eni pursuant to Legislative Decree No. 231/01, the judge of the preliminary issued a sentence not to prosecute the Company for the events up to 2015 because the fact was not envisaged by the law as a crime to claim a legal entity liable for. With reference to the events subsequent to 2015, the judge acknowledged the nullity of the request for indictment, thus returning the documents to the Public Prosecutor. Finally, the judge of the preliminary hearing approved to put on trial two Eni employees before the Court of Potenza, establishing the hearing on June 27, 2022, with the allegation of unnamed disaster, rejecting the request of the Public Prosecutor for qualifying the alleged crime as a new type of legal offence (environmental disaster).

(xi)Raffineria di Gela SpA and Eni Mediterranea Idrocarburi SpA — Waste management of the landfill Camastra. In June 2018, the Public Prosecutor of Palermo (Sicily) notified Eni’s subsidiaries Raffineria di Gela SpA and Eni Mediterranea Idrocarburi SpA of a criminal proceeding relating to allegations of unlawful disposal of industrial waste resulting from the reclaiming activities of soil, which were discharged at a landfill owned by a third party. The Prosecutor charged the then chief executive officers of the two subsidiaries, and the legal entities have been charged with the liability pursuant to Legislative Decree No. 231/01. The alleged wrongdoing related to the willful falsification of the waste certification for purpose of discharging at the landfill. The charges against the CEO of the Refinery of Gela SpA and the company itself were dismissed, while a request to put on trial the CEO of EniMed SpA and the company was approved. The proceeding is in progress before the Court of Agrigento, to which the proceeding has been transferred due to territorial jurisdiction.

(xii)Versalis SpA — Preventive seizure at the Priolo Gargallo plant. In February 2019, the Court of Syracuse at the request of the Public Prosecutor of Siracusa ordered the seizure of the Priolo/Gargallo plant as part of an ongoing investigation concerning the offenses of dangerous disposal of materials and environmental pollution, by the former plant manager of Versalis, pursuant to Legislative Decree No. 231/01. The Public Prosecutor’s thesis, according to the consultants, is that the seized plants have points of emissions that do not comply with the Best Available Techniques (BAT), therefore resulting in violation of the applicable legislation. Versalis has already implemented certain plant upgrades designed to comply with measures requested by the Public Prosecutor and its consultants. Based on this, an appeal was filed against the measure of precautionary seizure of the plant, which determined the revocation of the seizure of the plants on March 26, 2019. In March 2021, a notice of conclusion of the preliminary investigations was notified, with the formulation by the Public Prosecutor of the allegations already previously stated.

(xiii) Eni SpA - Fatal accident Ancona offshore platform. On March 5, 2019, a fatal accident occurred at the Barbara F platform in the offshore of Ancona. During the unloading phase of a tank from the platform to a supply vessel, there was a sudden failure of a part of the structure on which a crane was installed, causing the death of an Eni employee who was inside the control cabin of the crane and injuries to two other workers. The Public Prosecutor of Ancona initially opened an investigation against unknown persons and ordered further technical appraisals relating to the crane. As part of the technical assessment of the incident, the Public Prosecutor resolved to put under investigation two Eni employees who were in charge of safety standards at the involved facility. Also the Company has been put under investigation as entity liable pursuant to Legislative Decree No. 231/01, and two employees of the contractor company that owned the boat. In May 2021 the Public Prosecutor Office of Ancona issued a notice of conclusion of the preliminary investigations and, following the subsequent formulation of the request for indictment, a preliminary hearing was set for June 27, 2022.

(xiv) Raffineria di Gela SpA and Eni Rewind SpA - Groundwater pollution survey and reclamation process of the Gela site. Following complaints made by former contractors, the Public Prosecutor of Gela ordered an inspection and seizure of the area called Isola 32 within the refinery of Gela, where old and new monitored landfills are located. The proceeding concerns criminal allegations of environmental pollution, omitted clean-up, negligent personal injury and illegal waste management, as part of the execution of clean-up of soil and groundwater as well as decommissioning activities in the area currently managed by Eni Rewind SpA, also on behalf of the companies Raffineria di Gela SpA, ISAF SpA (in liquidation) and Versalis SpA with respect to the efficiency and efficacy of the barrier system. The Public Prosecutor acquired documents and evidence at the Syndial office in Gela and at the refinery of Gela, which, during the period January 1, 2017 – March 20, 2019, managed the facilities involved in cleaning up the groundwater area (TAF Syndial, site TAF-TAS and pumping wells and hydraulic barrier). Subsequently a decree was issued for the seizure of 11 piezometers of the hydraulic barrier system with contextual guarantee notice, issued by the Public Prosecutor of Gela against nine employees of the Gela Refinery and four employees of Syndial SpA.

Upon conclusion of unrepeatable technical investigations and analyses both on the piezometers placed under seizure, and on the TAF and TAS plants, on October 11, 2021, a preventive seizure order was notified by the judge of the preliminary investigations of Gela, at the request of the Public Prosecutor's Office, with reference to the plants used for the remediation of the site's underground water (groundwater extraction wells and TAF treatment) managed today by Eni Rewind as well as the plant areas intended for the implementation of the groundwater remediation project. A judicial administrator was appointed to manage those facilities. Eni companies are collaborating with the Judge to continue the remediation activities and to provide a clear picture of the correctness of their actions.

(xv) Eni Rewind SpA and Versalis SpA - Mantua. Environmental crime investigation. In August and September 2020, the Public Prosecutor of Mantua notified the conclusion of the preliminary investigations relating to several criminal proceedings. Several employees of the Eni’s subsidiaries Versalis SpA and Eni Rewind SpA as well as of the third-party company Edison SpA were notified of being under investigation. Furthermore, the above-mentioned entities were being investigated for administrative offences pursuant to Legislative Decree No. 231/01. The Public Prosecutor is alleging, with respect to some specific areas related to the Mantua industrial hub, the crimes of unauthorized waste management, environmental damage and pollution, omitted communication of environmental contamination and omitted clean-up. Following the filing of defense briefs, the case has been dismissed against some individuals and archived. The Public Prosecutor’s Office then requested the indictment of the remaining defendants.

During the Preliminary Hearing, the MITE, the Province of Mantua, the Municipality of Mantua and Mincio Regional Park were allowed in the trial as plaintiffs, while the companies Eni Rewind, Versalis and Edison were sued as civil parties. The preliminary hearing is in progress.

(xvi) Versalis SpA– Brindisi plant factory flares and odor. On May 18, 2018 the manager of the Versalis plant in Brindisi and two other employees were summoned in order to provide information regarding two episodes that occurred in April 2018 which led to the activation of the plant torches. The company cooperated with the judicial authorities to provide information and exclude that such events had a negative impact on air quality. Moreover, the Company is reviewing available data and carrying out upgrading to minimize any detrimental effect, even if only visual, of the flaring phenomenon through the construction of a new ground torch facility. At the end of May 2020, in conjunction with a scheduled shutdown of the plant, anomalous concentrations of benzene and toluene were detected; on that basis, the mayor of Brindisi ordered the plant shutdown. The order was issued without any technical check on the real correlation between the peaks detected in the air and the activities in progress at the plant. After a close discussion with the authorities in charge, the order was revoked. The Public Prosecutor of Brindisi acquired information and documents, also produced by the Company, related to the aforementioned order to verify, also from a criminal point of view, any connection or responsibilities. The proceeding subsequently started a proceeding against unknown persons.

The Company has provided all the competent local Authorities, including the Public Prosecutor's Office, with all the information and data useful for the correct reconstruction of the facts. Subsequently, in the context of the criminal proceedings, the two pro-tempore directors of the plant and the Operations manager for the crimes referred to the disposal of hazardous wastes. The proceeding is pending in the preliminary investigation phase.

(xvii) Eni SpA R&M Depot of Civitavecchia - Criminal proceedings for groundwater pollution. In the period in which Eni was in charge of the Civitavecchia storage hub (2008-2018), pending the approval of a characterization plan of the environmental status of the site, the Company, in coordination with public authorities, adopted measures to preserve the safety of the groundwaters and to pursue the clean-up process of the site until its disposal.

The Public Prosecutor of Civitavecchia issued a notice of conclusion of the preliminary investigations, contesting, among others, the former manager of the Eni fuel storage hub of Civitavecchia, the alleged crime of environmental pollution in relation to the mismanagement of the hydraulic barrier placed over the site aimed at putting under emergency safety the contaminated groundwater, as part of the clean-up process in progress. This circumstance would have been reported by officials of a local authority (ARPA), to whom technical feedback has been provided several times over the years. Eni is under investigation pursuant to Legislative Decree No. 231/01. The prosecutor made a request for indictment. At the preliminary hearing a procedural defect was detected, and the documents were again sent to the Public Prosecutor's Office.

Following the renewed preliminary hearing of February 10, 2022, the judge ordered the indictment of the people involved, setting the hearing for June 26, 2023 and declared the nullity of the request for indictment for legal persons, due to lack of notification committal for trial, thus returning the documents to the Public Prosecutor for its renewal.

(xviii) Eni SpA R&M Refinery of Livorno - Criminal proceedings for accidents at work. On October 20, 2020, a notice was served at the Livorno refinery for Eni as entity subjected to preliminary investigations in the context of a criminal proceeding pending before the Public Prosecutor's Office of Livorno, in relation to an accident at work occurred in summer of 2019 at an electrical substation of the Refinery and as consequence two employees were injured. The allegation is of aggravated personal injury while the Company is accused of being the entity liable pursuant to Legislative Decree No. 231/01.

The Judicial Police, delegated by the Public Prosecutor's Office, has made requests for documentary presentation in order to acquire useful elements for assessing whether the company has adopted a suitable 231 model with the related procedures and management and organization systems to prevent the alleged crime.

The Company collected and promptly provided the required documentation. In September 2021, the Public Prosecutor's Office issued a notice of conclusion of the preliminary investigations. Subsequently, the summons to trial was notified with the first hearing set for September 8, 2022.

1.2 Civil and administrative proceedings in the matters of environment, health and safety

(i)Eni Rewind SpA — Versalis SpA — Eni SpA (R&M) — Augusta Harbor. The Italian Ministry for the Environment with various administrative acts required companies that were operating plants in the petrochemical site of Priolo to perform safety and environmental remediation works in the Augusta harbor. Companies involved include Eni subsidiaries Versalis, Eni Rewind and Eni’s Refining & Marketing Division. Pollution has been detected in this area primarily due to a high mercury concentration that is allegedly attributed to the industrial activity of the Priolo petrochemical site. The above-mentioned companies contested these administrative actions, objecting in particular to the nature of the remediation works decided and the methods whereby information on the pollutants concentration has been gathered. A number of administrative proceedings started on this matter were subsequently merged before the Regional Administrative Court. In October 2012, the Court ruled in favor of Eni’s subsidiaries against the Ministry’s requirements for the removal of the pollutants and the construction of a physical barrier. In September 2017, the Ministry served all the companies involved with a formal notice for the start of remediation and environmental restoration of the Augusta harbor within 90 days, basing its request on an alleged ascertainment of liability on the basis of the 2012 provision of Regional Administrative Court. In June 2019, the Italian Ministry for the Environment set up a permanent technical committee to review the matter of the clean-up and reclamation of the Augusta harbor. The report, recalling the warning of 2017, confirmed the thesis of the parties on the responsibility of the companies co-located for the contamination of the Rada and affirmed a breach of the aforementioned warning by the companies, also communicated to the Public Prosecutor's Office. In agreement with all the other companies involved, this report and other parallel internal technical investigations were challenged for defensive purposes. Eni’s subsidiaries proposed to the Italian Environmental Ministry to start a collaboration with other interested parties to find remediation measures based on new available environmental data collected by independent agencies, without prejudice to the need for the parties to correctly identify the legal entity responsible for the contamination detected. In the meantime, the Company requested, in full compliance with applicable environmental laws, to establish a roadmap for identifying the companies accountable for the environmental pollution and their respective shares of responsibility in order to implement a clean-up and remediation project.

In September 2020, the Company took part in the Investigation Services Conference convened by the Ministry of the Environment on the results of the technical investigations and exhibited, together with its consultants, the in-depth analyzes on the environmental state of the Rada and its observations to the report which would lead to the exclusion of any involvement of the Group companies in the contamination detected.

On September 23, 2020 the company took part to a preliminary investigation with the Italian MITE and the competent bodies, and presented, together with the technical consultants in charge, important insights on the issue of the environmental state of the Augusta harbor. In January 2021, the Company, having received communication of the calling of a second environmental review of the same subject to the first scheduled for February 10, 2021, requested also to take part to this second review and to be able to view the technical documents subject to discussion. However, in February 2021, the General Directorate for Environmental Remediation of the Ministry deemed the request unacceptable.

Following a decision-making conference, in April 2021, the Ministry decided that it could intervene in the procedure aimed at identifying any reclamation and clean-up activities to be carried out in the harbor which costs are to be charged to the companies operating in the area, on the basis of questionable assumptions, such as the alleged non-compliance of those companies with the formal notice of September 7, 2017 which had ordered those companies to commence reclamation and clean-up activities. The company filed an appeal and urged the Free Consortium of Syracuse (LCCS) to start the process of identifying the responsible for the pollution. Interlocutions are underway with the Ministry and the LCCS to solicit a response to this request.

(ii)Eni SpA – Eni Rewind SpA (former Syndial SpA) – Raffineria di Gela SpA – Claim for preventive technical inquiry. In February 2012, Eni’s subsidiaries Raffineria di Gela SpA and Eni Rewind SpA and the parent company Eni SpA (involved in this matter through the operations of the Refining & Marketing Division) were notified of a claim issued by the parents of children with birth defects in the Municipality of Gela between 1992 and 2007. The claim called for an inquiry aimed at determining any causality between the birth defects suffered by these children and any environmental pollution caused by the Gela site, quantifying the alleged damages suffered and eventually identifying the terms and conditions to settle the claim. The same issue was the subject of previous criminal proceedings, of which one closed without determining any illegal behavior on the part of Eni or its subsidiaries, while a further criminal proceeding is still pending. In December 2015, the three companies involved were sued in relation to a total of 30 cases of compensation for damages in civil proceedings. In May 2018, the Court issued a first instance judgment concerning one case. The Judge rejected the claim for damages, acknowledging the arguments of the defendant companies in relation to the absence of evidence concerning the existence of a causal link between the birth defects and the alleged industrial pollution. The judgment has been appealed by the claimants.

In June 2021 the Civil Court of Gela issued a second judgment rejecting the claim for compensation, recognizing the validity of the arguments of the defendant companies regarding the lack of evidence on the existence of a cause between the pathology and the alleged industrial pollution. The counterparties filed an appeal and a hearing was set for March 17, 2022, then postponed to April 20, 2022.

(iii)Environmental claim relating to the Municipality of Cengio. Since 2008 a brought by the Italian Ministry for the Environment and the Delegated Commissioner for Environmental Emergency in the territory of the Municipality of Cengio is pending at first instance before the Court of Genoa. Those parties summoned Eni Rewind before a Civil Court and demanded that Eni’s subsidiary compensate for the environmental damage relating to the site of Cengio. The request for environmental damage amounted to €250 million plus an additional amount for health damage to be quantified during the proceeding. The plaintiffs accused Eni Rewind of negligence in performing the clean-up and remediation of the site.

Between 2014 and 2021, Eni and the Ministry of the Environment tried to settle the proceeding, without however reaching a definitive agreement. The Judge restarted the proceeding with the filing, on December 30, 2021 of the definitive technical review from an appointed consultant. This review is particularly positive for Eni Rewind as it highlights the story of the contamination, setting the baseline at 1989/1990 (date of Enimont transfer) and considering there was no subsequent deterioration. The appraisal, among other things, highlights the Ministry's negligence towards the settlement proposals advanced by Eni and which would have brought benefits to the territory. At the hearing of February 24, 2022, following a request for filing of documentation received by the plaintiff, the judge ordered the admission of part of the documentation and withheld the case for decision, allowing the parties 60 days for the filing of final briefs and 20 days for the reply notes.

Meanwhile, on July 3, 2020, the EU infringement procedure on area A1 (initiated voluntarily by the Company and at the request of the Ministry of the Environment) was concluded and the Company was able to remedy the initial failure to make the clean-up plan of the industrial site of Cengio undergo a full environmental appraisal. The Company’s position on the adequacy of the environmental intervention measures adopted was therefore further strengthened.

In March 2021, the Inspection Commission also issued a test certificate for the works carried out on the soils, thereby further strengthening the restorative suitability of the measures carried out by the Company.

On August 10, 2021, the Company filed an extraordinary appeal to the President of the Republic to eliminate the part in which the Company was requested to start a new remediation procedure in order to rebuild, in the light of an alleged contamination, the model and the consequent interventions aimed at its containment/ elimination, as well as against the opinion of ISPRA-ARPA Liguria on the health risk analysis for a portion of the site of Cengio.

(iv)Val d’Agri - Eni / Vibac. In September 2019 a claim was brought in the Court of Potenza against Eni. The plaintiffs are 80 people, living in different municipalities of the Val d’Agri area, who are complaining of economic, non-economic, biological and moral damages, all deriving from the presence of Eni’s oil facilities in the territory. In particular, the claim refers to certain events which allegedly caused damage to the local community and the territory (such as a 2017 spill, flaring events since 2014, smelly and noisy emissions). The Judge has been asked to ascertain Eni's responsibility for causing emissions of polluting substances into the atmosphere. The plaintiffs have also requested that Eni be ordered to interrupt any polluting activity and be allowed to resume industrial activities on condition that all the necessary remediation measures be implemented to eliminate all of the alleged dangerous situations. Finally, they are asking that Eni compensate all direct and indirect property damages, current and future, to an extent that will be quantified in the course of the case. At the end of the trial phase, the Judge submitted to the parties the proposal for an extra-judicial settlement, fixing a deadline to present further proposals on the matter.

The parties did not adhere to the conciliatory proposal. During the last hearing on February 19, 2021, the Judge set the hearing for the clarification of the conclusions on June 30, 2023.

(v)Eni SpA - Climate change. In 2017 and 2018, local government authorities and a fishing association brought in the courts of the State of California seven proceedings against Eni subsidiary Eni Oil & Gas Inc. and other companies. These proceedings claim compensation for the damages attributable to the increase in sea level and temperature, as well as to hydrogeological instability. The cases have been transferred, by request of the defendants, from the State Courts to the Federal Courts. A specific request has been filed, highlighting the lack of jurisdiction of the State Courts.

In 2019, the Federal Court referred the cases to the State Courts. The defendants then appealed to the Ninth Circuit Court of Appeals, challenging the order for postponement. All proceedings were suspended pending the appeal before the Ninth Circuit Court. On May 26, 2020 the proceedings resumed in the State Courts. On July 9, 2020, Eni Oil & Gas Inc, together with other defendants, signed a petition for rehearing “en blanc” to request a review of the postponement decision by the competent 9th Circuit Court. The dispute was suspended until a decision is made on the petition for rehearing. The Court rejected the petition for rehearing en banc but, at the request of the defendants, granted a suspension of the proceedings for 120 days (until January 2021) to allow the defendants to present a petition for certiorari to the Supreme Court of the United States in order to obtain the revision of the rejection. The petition was then presented in January 2021. The Supreme Court, accepting the petition, ordered the Ninth Circuit Court to reconsider the question of jurisdiction by evaluating all the legal arguments in favor of federal jurisdiction.

In June 2021, defendants filed a motion ("Consent Motion") in the Ninth Circuit Court setting out arguments in favor of federal jurisdiction in addition to the initial defenses.

In early July 2021, Consent Motion was rejected. Pending the decision of the Ninth Circuit Court - which is expected within one year and which, as indicated by the Supreme Court, will in any case have to take into consideration all the potential legal bases of federal jurisdiction - the proceedings remain suspended.

(vi) Eni Rewind / Province of Vicenza – Clean-up process for Trissino site. On May 7, 2019 the Province of Vicenza issued a warning, imposing on certain individuals and companies as MITENI SpA in bankruptcy, Mitsubishi and ICI the obligation to clean-up the Trissino site where MITENI carried out its industrial activity. Based on the analysis carried out by administrative parties, significant concentrations of substances considered highly toxic and carcinogenic were allegedly discovered in groundwater and in surface water at this site. The analysis carried out by the Province of Vicenza with the direct involvement of the Istituto Superiore di Sanità reported the presence of these substances in the blood of about 53,000 people in the area. The action of health analysis and monitoring by the institutions is expected to increase. The Province warned some individuals, including a former employee who served between 1988 and 1996 as CEO of a company that was subsequently acquired by Eni Rewind.

In an initial phase of the administrative procedure, there were no references to former company Enichem Synthesis, which Eni Rewind acquired, therefore the legal assistance and the defense strategy were concentrated supporting only the persons involved. However, Eni Rewind was called into question as the “successor” of Enichem in several appeals before the Regional Administrative Court as the majority shareholder of MITENI. In February 2020, the Province extended the proceeding also to Eni Rewind, which filed a counterclaim for having its position taken out of the procedure.

However, on October 5, 2020 the Province summoned Eni Rewind to take part in the remediation interventions on the site, including participation in technical meetings and at the conferences that would be convened by the public entities in relation to the site remediation activities.

Eni Rewind appealed to a Regional Administrative Court against the Province claims and orders. Eni Rewind is participating in these meetings, carrying out the environmental interventions and has made itself available to carry out - as part of the project approved by the territorial administrations in charge- further anti-pollution interventions on a voluntary basis and without giving any acquiescence with respect to the liability charges for the pollution by chemical agents. A provision for risks has been accrued for the execution of these interventions.

2. Proceedings concerning criminal/administrative corporate responsibility

(i) Block OPL 245 — Nigeria. A first-degree judgment of acquittal was issued by a tribunal in Milan in March 2021 in a criminal case pending against certain of Eni's employees and the Company itself as entity liable as per Italian Legislative Decree No. 231/01 for alleged international corruption in connection with the acquisition in 2011 of the OPL 245 exploration block in Nigeria. The case dates back to July 2014, when the Public Prosecutor of Milan served Eni with a notice of investigation pursuant to Italian Legislative Decree No. 231/01. The proceeding was commenced following a claim filed by NGO ReCommon relating to alleged corruptive practices which, according to the Public Prosecutor, allegedly involved the Resolution Agreement made on April 29, 2011 relating to the so-called Oil Prospecting License of the offshore oilfield that was discovered in OPL 245. Eni fully cooperated with the Public Prosecutor and promptly filed the requested documentation. Furthermore, Eni voluntarily reported the matter to the US Department of Justice ("DoJ") and the US SEC. In July 2014, Eni’s Board of Statutory Auditors jointly with the Eni Watch Structure resolved to engage an independent, US-based law firm, expert in anticorruption, to conduct a forensic, independent review of the matter, upon informing the Judicial Authorities. After reviewing the matter, the US lawyers concluded that they detected no evidence of wrongdoing by Eni in relation to the 2011 transaction with the Nigerian government for the acquisition of the OPL 245 license. In September 2014, the Public Prosecutor notified Eni of a restraining order issued by a British judge who ordered the seizure of a bank account not pertaining to Eni domiciled at a British bank following a request from the Public Prosecutor. Since the act had also been notified to some individuals, including the CEO of Eni and the former Chief Development, Operation & Technology Officer of Eni and the former CEO of Eni, it was assumed that the same had been registered in the register of suspects at the Milan Prosecutor's office. During a hearing before a court in London in September 2014, Eni and its current executive officers stated their non-involvement in the matter regarding the seized bank account. Following the hearing, the Court reaffirmed the seizure. In December 2016, the Public Prosecutor of Milan notified Eni of the conclusion of the preliminary investigation and requested Eni’s CEO, the Chief Development, Operations and Technological Officer and the Executive Vice President for international negotiations to stand trial, as well as Eni’s former CEO and Eni SpA, pursuant to Italian Legislative Decree No. 231/01. Upon the notification to Eni of the conclusion of the preliminary investigation by the Public Prosecutor, the independent US-based law firm was requested to assess whether the new documentation made available from Italian prosecutors could modify the conclusions of the prior review. The US law firm was also provided with the documentation filed in the Nigerian proceeding mentioned below. The independent US law firm concluded that the reappraisal of the matter in light of the new documentation available did not alter the outcome of the prior review. In September 2019, the DoJ notified Eni that based on the information it currently possessed, the DoJ was closing its investigation of Eni in connection with OPL 245 without the filing of any charges. In December 2017, the Judge for preliminary investigation ordered the indictment of all the parties mentioned above, and other parties under investigation by the Public Prosecutor, before the Court of Milan. The request of the Federal Government of Nigeria (FGN) for admission as a civil claimant in the proceedings was granted in July 2018. The first instance trial of the Milan Prosecutor's OPL 245 charges began before the Court of Milan on June 20, 2018. Following the discussion of the parties, in response to the Milan Prosecutor’s request for conviction for of all the individuals and companies involved, at the hearing of March 17, 2021 the judge fully acquitted all the defendants, on the ground that there was no case.

In June 2021, the Second Instance Court of Milan also acquitted on the same grounds certain third-party defendant unrelated to Eni who had opted for a shortened procedure and had been convicted in the first acquittal. This latter decision has become final.

On July 29, 2021 the Public Prosecutor of Milan and the plaintiff, Government of Nigeria, filed an appeal against the first-degree acquittal of March 17, 2021. The hearing is scheduled July 19, 2022.

In January 2017, Eni’s subsidiary Nigerian Agip Exploration Ltd (“NAE”) became aware of an Interim Order of Attachment (“Order”) issued by the Nigerian Federal High Court upon request from the Nigerian Economic and Financial Crimes Commission (EFCC), attaching OPL 245 temporarily pending a proceeding in Nigeria relating to alleged corruption and money laundering. In March 2017, the Nigerian Court revoked the Order accepting the recourse filed by NAE and its partner. Subsequently Eni became aware of the filing of the objections formulated by the EFCC and made a copy available to the US lawyers in charge of the aforementioned independent verification. The latter have concluded that these further analyses confirm the conclusions of the previous ones, on the basis of which no evidence of unlawful conduct by Eni emerged in relation to the acquisition of the OPL 245 license from the Nigerian government.

In November 2018, Eni SpA and its subsidiaries NAE, NAOC and AENR (as well as some companies of the Shell Group) were notified of the intention of the Federal Government of Nigeria "FGN" to bring a civil claim before an English court to obtain compensation for damages allegedly deriving from the transaction that resulted in assignment of the OPL 245 to NAE and Shell subsidiary SNEPCO. On April 15, 2019 the Nigerian subsidiaries NAE, NAOC and AENR received formal notification of the commencement of the proceeding, while similar notification was received by Eni SpA on May 16, 2019. In the introductory deeds of the proceeding, the claim is set at $1,092 million or at any other amount that will be established during the proceedings. The FGN has based its assessment on an estimated fair value of the asset of $3.5 billion. Eni’s interest in the asset is 50%. As the FGN is also acting as claimant in the Italian proceeding before the Court of Milan, this claim appears to duplicate the claims made before the Milan Court against Eni employees. On May 22, 2020, the Judge accepted the argument presented by Eni and declined to exercise jurisdiction over the case, because the same case was pending before an Italian tribunal. The Judge also denied the FGN permission to appeal against the decision. Similarly, the Appeal Court rejected the FGN’s claim to appeal the latter decision of the Judge, thus making it definitive.

On January 20, 2020, NAE was notified of the beginning of a new criminal case before the Federal High Court in Abuja. The proceeding, mainly focused on the accusations against Nigerian persons (including the Minister of Justice in office in 2011, at the time of the disputed facts), involves NAE and SNEPCO as co-holders of the OPL 245 license. These Nigerian persons were accused in 2011 of illicit corruption, which NAE and SNEPCO allegedly unlawfully facilitated. The beginning of the trial, originally scheduled for the end of March 2020, was postponed as a result of the closure of judicial offices in Nigeria due to the COVID-19 emergency and resumed at the beginning of 2021.

(ii)Congo. In March 2017, the Italian Finance Police served Eni with an information request in accordance with the Italian Code of Criminal Procedure in connection with an investigative file opened by the Public Prosecutor of Milan against unknown persons. The request related in particular to the agreements signed by Eni Congo SA with the Ministry for Hydrocarbons of the Republic of Congo in 2013, 2014 and 2015 in relation to exploration, development and production activities concerning certain permits held by Eni Congo SA for Congolese projects and Eni’s relationships with Congolese companies that hold stakes in those projects. In July 2017, the Italian Financial Police, on behalf of the Public Prosecutor of Milan, served Eni with another information request and a notice of investigation pursuant to Legislative Decree No. 231/01 for alleged international corruption. The request expressly stated that it was based in part on the March 2017 information request and concerned the relationship of Eni and its subsidiaries with certain third-party companies from 2012 to the present. Eni produced all of the documentation requested in March and July 2017 and voluntarily disclosed this matter to the relevant US authorities (SEC and DoJ). In January 2018, the Public Prosecutor's Office requested a six-month extension of the deadline for conducting its preliminary investigation into this matter, from January 31, 2018 until July 30, 2018. Subsequently in July 2018, the Public Prosecutor requested a second extension until February 28, 2019. In April 2018, the Public Prosecutor of Milan served Eni SpA with a further request for documentation and notified a former Eni employee, who was the then Chief Development, Operation & Technology Officer, of a search order stating that he and another Eni employee had been placed under investigation.

In October 2018, the Public Prosecutor ordered the seizure of an e-mail account of another Eni manager who was formerly the general director of Eni in Congo during the period 2010 - 2013. In December 2018 and subsequently in May, September and December 2019, Eni was notified by the Public Prosecutor of Milan of a request for documents in accordance with the Italian Code of Criminal Procedure, concerning certain economic transactions between Eni Group companies and certain third-party companies. All the required documentation has been produced to the Judge.

In September 2019, the Company was informed that the Company's CEO was served with a search decree and an investigation decree in connection with an alleged violation of article 2629 bis of the Italian Civil Code which penalizes directors of listed companies, who fail to communicate conflicts of interest. The alleged omission relates to the supply of logistics and transportation services to certain Eni's subsidiaries operating in Africa, including Eni Congo SA, by third-party companies owned by Petroserve Holding BV, in the period 2007-2018. The claims are based on the allegations that the wife of the Company's CEO retained a shareholding of the above-mentioned holding company during part of the period of time under investigation. The Board of Directors of Eni SpA has never been involved in any resolution concerning the suppliers under investigation. Subsequently, on June 15, 2020, the company was informed that an extension of the investigations relating to these allegations was requested until December 21, 2020.

In April 2018, the Board of Statutory Auditors, the Watch Structure and the Control and Risk Committee of Eni jointly appointed an independent law firm and a professional consulting company, knowledgeable in the matter of anti-corruption, to carry out a forensic review of facts relating to Eni's work in Congo. Such review did not find any factual evidence as to the involvement of Eni, nor of any Eni employees and key managers, in the alleged crimes.

In November 2019, following the notification of further investigative documents, the Board of Statutory Auditors, the Watch Structure of Eni and the Control and Risk Committee asked the professional consultants, which had been engaged in 2018, also to review the conclusions reached, in the light of the documentation made available following the decree notified to the CEO in September 2019. The second report of the consultants, which was delivered in July 2020, integrates the findings achieved in the first report, particularly indicating that: (i) it is probable that the CEO’s wife retained a shareholding in the Petroserve Group for a few years, at least, starting from 2009 until 2012; (ii) there is an absence of evidence to contradict the statements made by the CEO as to his lack of knowledge of his wife's interests in the ownership of Petroserve Group, and (iii) there is an absence of evidence that the activity of the abovementioned people was carried out in the interest of Eni.

On September 9, 2020, Eni was notified of a decree, setting a hearing due to the filing by the Public Prosecutor of Milan requesting a restrictive measure pursuant to Legislative Decree No. 231/01, relating to some oilfields in Congo. In particular, the Judge requested Eni to be banned from exploiting Djambala II, Foukanda II, Mwafi II, Kitina II, Marine VI Bis, Loango, Zatchi oilfields for 2 years and subordinately the appointment of a judicial commissioner to manage those oilfields.

In the decree setting the hearing for September 21, 2020, the judge for preliminary investigations stated that the public prosecutor’s injunction request was time-barred by a five-year statute of limitations. The claim had expired on July 14, 2020, since the Public Prosecutor alleged that the conduct in question was committed only until July 14, 2015. However, this five-year limitation period had been suspended until September 16, 2020 due to recent legislation regarding the COVID-19 pandemic. The Judge also stated that a claim was pending before the Constitutional Court about the constitutional legitimacy of the aforementioned COVID-19 legislation, with particular reference to the principle of non-retroactivity of an unfavorable rule. Therefore, the hearing first set for September 21, 2020 was postponed initially to December 10, 2020 pending the resolution of the Constitutional Court case and then, once the Constitutional Court declared the COVID-19 rule valid, to February 17, 2021, in order to await the entry of the opinion explaining the Constitutional Court’s reasoning.

On March 15, 2021, the Board of Directors of Eni SpA approved a settlement with the Public Prosecutor amounting to a €11.8 million fine. At the hearing on March 25, 2021 the Judge for Preliminary Investigations approved the settlement and the Prosecutor also revoked the request for restrictive measures for Eni SpA.

3. Other proceedings concerning criminal matters

(i) Eni SpA (R&M) — Criminal proceedings on fuel excise tax. A criminal proceeding is currently pending, relating to alleged evasion of excise taxes in the context of retail sales in the fuel market. In particular, the claim states that the quantity of oil products marketed by Eni was larger than the quantity subjected to the excise tax. This proceeding (No. 7320/2014 RGNR) concerns the combination of distinct investigations: (i) a first proceeding, opened by the Public Prosecutor’s Office of Frosinone involved a company (Turrizziani Petroli) purchaser of Eni’s fuel. This investigation was subsequently extended to Eni. The Company fully cooperated and provided all data and information concerning the excise tax obligations for the quantities of fuel coming from the storage sites of Gaeta, Naples and Livorno. Such proceeding referred to quantities of oil products sold by Eni, allegedly larger than the quantity subjected to the excise tax; (ii) a second proceeding concerning an investigation by the Public Prosecutor’s Office of Prato, commenced in regard to the deposit of Calenzano and relates to abduction of fuel through manipulation of the fuel dispensers, subsequently extended also to the Refinery of Stagno (Livorno); (iii) a third proceeding, opened by the Public Prosecutor’s Office of Rome, concerns alleged missing payment of excise tax on the surplus of the unloading products, as the quantity of such products was larger than he quantity reported in the supporting fiscal documents. This proceeding represents a development of the first proceeding mentioned above and substantially concerns similar facts presenting, however, some differences with regard to the nature of the alleged crimes and the responsibility.

The Public Prosecutor’s Office of Rome has alleged the existence of a criminal conspiracy aimed at habitual abduction of oil products at all of the 22 storage sites which are operated by Eni in Italy. Eni is cooperating with the Prosecutor in order to defend the correctness of its operation. In September 2014, a search was conducted at the office of the former chief of the R&M Division in Rome. The reasons for the search are the same as the above-mentioned proceeding as the ongoing investigations also relate to a period of time when the officer was in charge at Eni’s R&M Division. In March 2015, the Prosecutor of Rome ordered a search at all the storage sites of Eni’s network in Italy as part of the same proceeding. The search was intended to verify the existence of fraudulent practices aimed at tampering with measuring systems functional to the tax compliance of excise duties in relation to fuel handling at the storage sites. In September 2015, the Public Prosecutor of Rome requested a one-off technical appraisal aimed to verify the compliance of the software installed at certain metric heads previously seized with those lodged by the manufacturer at the Ministry for Economic Development. The technical appraisal verified the compliance of the software tested. The proceeding was then extended to a large number of employees and former employees of the Company. Eni has continued to provide full cooperation to the authorities.

During 2018, as part of the proceeding no. 7320/2014, the Public Prosecutor of Rome notified the conclusion of the preliminary investigations in relation to the criminal proceeding concerning the Calenzano, Pomezia, Naples, Gaeta and Ortona storage sites and the Livorno and Sannazzaro refineries. Based on the outcome of the investigations, as far as Eni is concerned, the proceeding involves former managers and directors of the logistic sites and refineries indicated above concerning alleged aggravated and continuous non-payment of excise duties, alteration and removal of seals, use and possession of false measures and weights instruments. In addition, for the Calenzano site, three employees and their manager of the storage site were accused of alleged procedural fraud.

In September 2018, Eni received, as injured party, the notification of the schedule of hearing issued by the Court of Rome, in relation to criminal association and other minor claims, against numerous persons under investigation — including over forty Eni employees — subject of a separated proceeding (No. 22066/17 RGNR), for which, in May 2017, the Public Prosecutor’s Office had requested the dismissal. At the end of the hearing in December 2018, the Judge accepted the request for dismissal for several persons under investigation, including 13 Eni employees. The Judge also initially rejected the request of indictment for criminal association relating to 28 Eni employees (including the former managers of the R&M Division). Following the preliminary hearing, a sentence not to prosecute was achieved in December 2019 for all the defendants.

During 2019, also in relation to tax pending, a definition was reached, and Eni made the payments for the higher excise duties and other taxes for which it was not possible to reconstruct the related justification.

For the main proceedings (no.7320/2014 RGNR), in 2019 a detailed preliminary hearing was held before the Judge of the preliminary hearing of Rome who, following the outcome of the discussions, ordered the indictment for all the defendants.

Since 2020, the first instance judgment is pending before the Monocratic Court of Rome for offenses relating to excise duties, forgery, and procedural fraud. The trial is underway with witnesses and technical consultants.

(ii)Eni SpA — Public Prosecutor of Milan — Criminal proceeding no. 12333/2017. In February 2018, Eni was notified of a search and seizure decree in relation to allegations of associative crime aimed at slander and at reporting false information to a Public Prosecutor. In the decree, the Prosecutor of Milan included, among the other persons under investigation, a former external lawyer and a former Eni manager, at the time of the facts holding a strategic position with the Company. According to the decree, the association was allegedly aimed at interfering with the judicial activity in certain criminal proceedings involving, among others, Eni and some of its directors and managers. Eni's Control and Risks Committee, having consulted the Board of Statutory Auditors, and together with the Watch Structure, agreed to engage an auditing firm to perform an internal audit of relevant facts and circumstances and records and documentation relating to the matter with respect to the events of the aforementioned proceeding, including a forensic review. The final report, submitted to the Control and Risks Committee, the Watch Structure and the Board of Statutory Auditors on September 12, 2018, concluded that following the review carried out with respect to the allegations made by the Public Prosecutor of Milan, there was not sufficient factual evidence to prove the involvement of the aforementioned former manager of Eni in the alleged crimes. On April 19, 2018, the Board of Directors appointed two external consultants, a criminal lawyer and a civil lawyer to provide independent legal advice in relation to the facts under investigation. Their report, dated November 22, 2018, did not find facts that could suggest any involvement of any Eni employees in the crimes alleged by the Public Prosecutor. On June 4, 2018, Consob, the Italian markets regulator, requested to be informed about the above-mentioned proceeding. The request was addressed to the Company and to its Board of Statutory Auditors.

Specifically, Consob asked about the outcome of the forensic review and to be updated about any other audit action taken in relation to the matter by the Company and by its Board of Statutory Auditors. The Board of Statutory Auditors was also requested to report about the findings of the additional audit program agreed with an external auditor regarding the matter and to keep Consob updated about any further initiatives adopted. The Company answered the request on June 11, 2018. Subsequently, the Company finalized its response by sending further documentation including the final report of the independent third party and the reports of the consultants of the Board of Directors. The Board of Statutory Auditors has periodically updated Consob on the initiatives taken as part of the Board’s monitoring responsibilities with several communications, the last of which was on July 25, 2020. On June 13, 2018, Eni was notified of a request from the Prosecutor’s Office to transmit certain documentation in accordance with the Italian Code of Criminal Procedure. The request targeted evidence and documents relating to the internal audit performed by the Company and any possible external review concerning certain tasks that had been assigned to the former external lawyer with respect to Eni. This lawyer appears to be under investigation as part of this proceeding. The reports of the independent third party and of the consultant of the Board of Directors were also sent to the Public Prosecutor.

In May and June 2019, in the context of the same proceeding, the Court of Milan notified Eni and three of its subsidiaries (ETS SpA, Versalis SpA, Ecofuel SpA) of various requests for documentation in accordance with the Italian Code of Criminal Procedure. At the same time, on May 23, 2019, Eni was served a notice that the Company was being investigated for administrative offences pursuant to Legislative Decree No. 231/01, with reference to the crime sanctioned by the Italian Penal Code concerning “inducement not to make statements or to make false statements to the judicial authority”.

The object of the aforementioned requests particularly concerned the relations with two business partners, access to Eni offices of certain third parties, also on behalf of one of the above-mentioned business partners, the mailbox of some employees and former employees, the documentation concerning the relations (and the interruption of those relations) with the former external lawyer investigated in the proceeding, the internal audit reports and the reports of the Company’s bodies that dealt with assessing these relationships. Following internal audits, on June 21, 2019, the Company sued for fraud a former employee at its subsidiary ETS, who was fired on May 28, 2019, and also filed a complaint before the Judicial Authority to ascertain possible complicity in fraud of other third parties.

On August 14, 2019, the Italian tax police sent a new request for information to Eni, concerning the economic relations between Eni Group companies and an external professional.

In November 2019, Eni received a notice of extension of the preliminary investigations. The notice also covered the investigations of the alleged breach by Eni of certain provisions of Legislative Decree No. 231/01 until May 2020. Furthermore, certain former Eni employees have been charged with various criminal allegations. Those employees were a former manager of Eni’s legal department, the former Chief Upstream Officer of Eni and an employee that was fired in 2013. A number of third parties have also been indicted, among them, two former legal consultants of Eni. On January 23, 2020, a search decree and an indictment were notified to the Company’s Chief Services & Stakeholder Relations Officer, the Senior Vice President for Security and a manager of the legal department. Following the requests for review of the aforementioned decree, the material deposited by the Public Prosecutor's Office was made available to the Company, which requested its examination by the same consultants appointed in 2018 to examine the documentation. Subsequently, in June, July and September 2020, Eni was notified by the Public Prosecutor of Milan of several requests for documentation concerning, in particular: the results of the inquiries carried out by the internal audit department following an anonymous report relating to a hospitality event in 2017; some clarifications regarding an invoice issued by an external law firm; the internal audit report on relations with a commercial third party; work commitments of the Chief Services & Stakeholder Relations Officer relating to certain dates of 2014 and 2016; and the documentation concerning the dismissal of a former Eni employee. All the required documentation has been produced over time to the Judicial Authority.

On November 9, 2020, the Company was informed that Eni's CEO was notified about his right to participate, through its technical consultant, in the scheduled technical review of the content of a telephone device seized from a former Eni employee.

In relation to what was previously requested by the Judicial Authorities in July 2020 and to supplement the already produced information, in the period January - March 2021 all the additional documentation concerning an ongoing dispute with a commercial counterpart was delivered over time.

On December 10, 2021, a notice of conclusion of the preliminary investigations was sent against twelve individuals and five companies. A former Eni executive fired in 2013 and a former external Eni lawyer are accused of having slandered the Chief Executive Officer and the Human Capital Director & Procurement Coordination of Eni. The Chief Executive Officer, the Human Capital Director & Procurement Coordination, the Senior Vice President for Security and Eni SpA itself, however, do not appear in the request for indictment.

The Eni subsidiary, ETS, has been charged as entity liable in connection with the crime of inducement at omitting to provide information and/or rendering misleading information to the judicial authority, for which also the former top manager is being investigated. ETS has already been placed in voluntary liquidation with a resolution of Eni's Board of Directors of July 2020 which became effective on January 1, 2021.

4. Tax proceedings

(i) Dispute for omitted payment of a property tax for some oil offshore platforms located in territorial waters. Tax disputes are pending with some Italian local authorities regarding whether oil&gas offshore platforms located within territorial boundaries should be subject to a property tax in the period 2016-2019.

In 2016 the tax regulatory framework changed due to enactment of law no. 208/2015, which excluded from the scope of the property tax the value of plants instrumental to specific production processes. In addition, the Finance Department recognized that offshore platforms met the requirements for classification as instrumental plants and consequently are excluded from the scope of the property tax (resolution no. 3 of June 1, 2016). Based on this interpretation, Eni did not pay any property tax for the years 2016-2019. However, the ruling of the Department of Finance is not binding for local authorities with taxing powers as recognized by the Third Instance Court and some of these have issued assessment notices for 2016-2019. The Company filed an appeal against these notices. Although Eni believes that oil platforms located in the territorial sea should be excluded from the tax base of the property tax on the base of the interpretation of the law in the light of the resolution of the Department of Finance, having assessed the risks of losing in pending disputes, the Company accrued a risk provision, the amount of which excludes fines since Eni's conduct was based on the administrative resolution, as well as taking into account the reduction of the tax base excluding the "plant component" as provided by the law. The proceeding is still ongoing.

Law Decree 124/19 (enacted with Law 157/19) has established, starting from 2020, that marine platforms are subject to a new property tax that will replace and supersede any other ordinary local property tax eventually levied on these plants up to 2019. This rule has therefore sanctioned, starting from 2020, the existence of the tax requirement for these plants.

5. Settled proceedings

(i) Eni Rewind SpA and Versalis SpA — Porto Torres — Prosecuting body: Public Prosecutor of Sassari. Proceedings initiated in 2011 by the Public Prosecutor of Sassari for alleged environmental disaster and poisoning of water and substances destined for food against the former plant manager of Eni Rewind SpA in Porto Torres, and subsequently against Eni Rewind itself and Versalis SpA as alleged civil parties. The proceeding ended with a sentence of no place to proceed due to a statute of limitations, which has become final.

(ii) Eni Rewind SpA — Summon for alleged environmental damage caused by DDT pollution in Lake Maggiore. In May 2003, the Italian Ministry for the Environment claimed compensation from Eni Rewind for alleged environmental damage caused by the activity at the Pieve Vergonte plant in the years 1990 through 1996. In July 2008, the District Court of Turin ordered Eni Rewind to pay environmental damages amounting to €1,833.5 million, plus interests accrued from the filing of the decision. Eni and its subsidiary deemed the amount of the environmental damage to be absolutely groundless as the sentence lacked sufficient elements to support such a material amount of the liability from the volume of pollutants ascertained by the Italian Environmental Ministry. During the proceedings the technical appraisal requested by the Court validated the activities of the technical discussions carried out by the Company and concluded that: (i) no further measure for environmental restoration is required; (ii) there was no significant and measurable impact on the environment of the ecosystem, therefore no restoration or damage compensation should be claimed; the only impact seen concerned fishing activity, with an estimated damage of €7 million which could be already restored through the measures proposed by Eni Rewind, and; (iii) the necessity and convenience of dredging should be excluded, both from the legal and scientific point of view, while confirming technical and scientific correctness of the Eni Rewind’s approach based on the monitoring of the process of natural recovery, which is estimated to require 20 years.

In March 2017, the Second Instance Court: (i) excluded the application of compensation for monetary equivalent, and (ii) annulled the monetary compensation of €1.8 billion requesting Eni Rewind to perform the already approved clean-up project of the polluted areas, which comprise groundwater, as well as compensatory remediation works. The value of these compensatory works required by the Court, in case of Eni Rewind’s failure or misperformance, is estimated at €9.5 million. The clean-up project filed by Eni Rewind was ratified by the authorities and is currently being executed. Expenditures expected to be incurred have been provisioned in the environmental provision; (iii) rejected all other claims filed by the Ministry (including compensation for non-material damage).

In April 2018, the Ministry for the Environment filed an appeal to the Third Instance Court. Following this appeal, the Company appeared in Court.

With sentence no. 18811 filed on July 2, 2021, the Third Instance Court definitively ruled on the dispute regarding environmental damage and the site of Pieve Vergonte, rejecting the appeal presented by the Ministry of the Environment, confirming the reasons of the Second Instance Court. In particular, the Court confirmed the validity of the defensive positions presented by the Company in terms of restoration, also by implementing natural solutions, and in-kind compensation for environmental damage.

Assets under concession arrangements

Eni operates under concession arrangements mainly in the Exploration & Production segment and the Refining & Marketing business line. In the Exploration & Production segment, contractual clauses governing mineral concessions, licenses and exploration permits regulate the access of Eni to hydrocarbon reserves. Such clauses can differ in each country. In particular, mineral concessions, licenses and permits are granted by the legal owners and, generally, entered into with government entities, State oil companies and, in some legal contexts, private owners. Pursuant to the assignment of mineral concessions, Eni sustains all the operational risks and costs related to the exploration and development activities and it is entitled to the productions realized. In respect of the mining concessions received, Eni pays royalties in accordance with the tax legislation in force in the country and is required to pay the income taxes deriving from the exploitation of the concession. In production sharing agreement and service contracts, realized productions are defined based on contractual agreements with State oil companies, which hold the concessions. Such contractual agreements regulate the recovery of costs incurred for the exploration, development and operating activities (Cost Oil) and give entitlement to the own portion of the realized productions (Profit Oil). In the Refining & Marketing business line, several service stations and other auxiliary assets of the distribution service are located in the motorway areas and they are granted by the motorway concession operators following a public tender for the sub-concession of the supplying of oil products distribution service and other auxiliary services. In exchange for the granting of the services described above, Eni provides to the motorway companies fixed and variable royalties based on quantities sold. At the end of the concession period, all non-removable assets are transferred to the grantor of the concession for no consideration.

Environmental regulations

In the future, Eni will sustain significant expenses in relation to compliance with environmental, health and safety laws and regulations and for reclaiming, safety and remediation works of areas previously used for industrial production and dismantled sites. In particular, regarding the environmental risk, management does not currently expect any material adverse effect upon Eni’s Consolidated Financial Statements, taking account of ongoing remediation actions, existing insurance policies and the environmental risk provision accrued in the Consolidated Financial Statements. However, management believes that it is possible that Eni may incur material losses and liabilities in future years in connection with environmental matters due to: (i) the possibility of as yet unknown contamination; (ii) the results of ongoing surveys and other possible effects of statements required by Legislative Decree 152/2006; (iii) new developments in environmental regulation (i.e. Law No. 68/2015 on crimes against the environment and European Directive 2015/2193 on medium combustion plants); (iv) the effect of possible technological changes relating to future remediation; and (v) the possibility of litigation and the difficulty of determining Eni’s liability, if any, as against other potentially responsible parties with respect to such litigation and the possible insurance recoveries.

Emission trading

From 2021, the fourth phase of the European Union Emissions Trading Scheme (EU-ETS) came in force. The award of free emission allowances is performed based on emission benchmarks defined at European level specific to each industrial segment, except for the electric power generation sector that is not eligible for allocations for no consideration. This regulatory scheme implies for Eni’s plants subject to emission trading a lower assignment of emission permits compared to the emissions recorded in the relevant year and, consequently, the necessity of covering the amounts in excess by purchasing the relevant emission allowances on the open market. In 2021, the emissions of carbon dioxide from Eni’s plants were higher than the free allowances assigned to Eni. Against emissions of carbon dioxide amounting to approximately 17.74 million tonnes, Eni was awarded free emission allowances of 5.34 million tonnes, determining a deficit of 12.40 million tonnes. This deficit was entirely covered through the purchase of emission allowances in the open market.